UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

Name of Registrant: Royce Focus Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 – December 31, 2009

Item 1.     Reports to Shareholders.

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	ANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. In May 2009, the Funds announced the suspension of the quarterly distribution policies for their common stock. Each Fund’s Board of Directors will consider lifting the suspension once such Fund’s capital loss carryforward has been utilized to offset realized gains. Please see page 19 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

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Table of Contents

Annual Review

Performance Table	2

Letter to Our Stockholders	3

Small-Cap Market Cycle Performance	10

Postscript: Cultural Issues	Inside Back Cover

Annual Report to Stockholders	11

For more than 35 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through December 31, 2009

	Royce	Royce	Royce
	Value Trust	Micro-Cap Trust	Focus Trust	Russell 2000

Fourth Quarter 2009*	6.19%	3.85%	7.19%	3.87%

July-December 2009*	29.35	23.44	30.90	23.90

One-Year	44.59	46.47	53.95	27.17

Three-Year	-6.18	-7.01	-0.34	-6.07

Five-Year	1.36	1.00	5.44	0.51

10-Year	7.57	8.64	11.72	3.51

15-Year	10.19	10.56	n.a.	7.73

20-Year	10.34	n.a.	n.a.	8.34

Since Inception	10.29	10.20	10.82	—

Inception Date	11/26/86	12/14/93	11/1/96**	—

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of micro-, small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

*	Not annualized
**	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

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Letter to Our Stockholders

Good Day Sunshine
It would be easy, and more than a little tempting, to tell the story of the stock market in 2009 as a stirring tale of triumph over adversity, the saga of plucky equities battling back to positive returns from near certain defeat in the wake of almost total undoing. Undoubtedly, it was a healthy development for share prices to climb back upward almost unimpeded from early March through the end of the year, especially during those times when the bullish phase was accompanied by improved news on the economic front. Moreover, it was a worldwide rally that lifted stock prices in all asset classes and nearly every sector and industry. So why aren’t we feeling cheerier about the Great Rally of 2009?
     Part of the explanation is that the stuff of catchy soundbites and headlines too often fails to account for perspective, such as the longer-term view of things that we assume here at Royce. We were very pleased with the performance of the market—and our Funds—in 2009, but the year’s heady returns must be placed in the larger context of what occurred not only in late 2008, but in the market cycle that began with the respective peaks for small-cap (in July 2007) and large-cap (in October 2007) stocks, peaks that neither index has come close to

We were very pleased with the performance of the market—and our Funds—in 2009, but the year’s heady returns must be placed in the larger context of what occurred not only in late 2008, but in the market cycle that began with the respective peaks for small-cap (in July 2007) and large-cap stocks (in October 2007), peaks that neither index has come close to passing as of this writing.

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Charles M. Royce, President

The idea of establishing a “margin of
safety” in an investment is a widely
shared tenet of value investors, and
one that we take very seriously in our
security selection processes here at
Royce. When we look at small-cap
companies, we are always thinking
about risk—preserving capital in
difficult periods is as important to our
portfolio managers as making it grow
in healthy ones. With each company,
we ask ourselves, “What is the risk of
permanent capital impairment? How
well-insulated is this firm from
bankruptcy? What are the risks
compared to the potential reward?”

We try to answer these questions by
taking the company through rigorous
fundamental analysis, which typically
begins with the balance sheet, as
financial risk is probably the most
important to us. One general guideline
that we use is to look for a better than
two-to-one ratio of assets to
stockholders’ equity for non-financial
companies. This represents our primary
“margin of safety” measure, providing,
in our view, reasonably sufficient
financial flexibility for the company to
survive difficult periods for its business
and/or industry.

Once comfortable with the balance sheet, we move our analysis to an

Continued on page 6...

Letter to Our Stockholders

passing as of this writing. (And this does not include the long-term travails of the Nasdaq, still not recovered from its dot.com hangover in 2000). Seen from this admittedly more downbeat vantage point, the shine of the rally loses some luster. For our own purposes of managing assets and thinking about where the market may be headed next, this more sobering perspective is necessary. Recalling that overall equity returns still have some ground to cover before results for periods longer than one year are respectably in the black does not diminish the good news of 2009; it just places it in a different, less glaring light in which we think it can be better understood. On that issue (and others), we have more to say below.
     Of course, the passing of 2009 is notable because it marks not just the end of a year, but of a decade. And what a decade it was. Though it ended with a bang, it left most investors whimpering. Perhaps the best way of summing up the last 10 years is to point out that when the decade to which it has most commonly been compared is the 1930s, it was not a good decade. The Aughts (or Zeroes, if you prefer) saw more than their share of significant incidents, whether one’s purview is the stock market or the entire globe. To briefly tick off just a few of the major market events, we saw the bursting of the tech bubble, the proliferation of ETFs (exchange-traded funds), the growth of international investing, and one of the most destructive bear markets since the Great Depression. All of this took place amid horrific terrorist attacks, the bursting of the real estate bubble and a global recession that we are, hopefully, emerging from with the advent of the new decade. If nothing else, they were interesting times, even as many investors are happy to see them go.

“Everybody Had a Good Year...”
That sentiment may be more true for large-cap investors than others, as the S&P 500’s return for the decade was notably negative. Large-caps did, however, enjoy a more than respectable showing in 2009. In fact, results for all three major indexes were outstanding, with the small-cap Russell 2000, S&P 500 and the Nasdaq Composite each posting their strongest calendar year performances since 2003—the Russell 2000 gained 27.2%, compared to 26.5% for the S&P 500 and 43.9% for the Nasdaq Composite. After beginning the year with the most substantial losses, small-caps rallied hardest, leading from the market low on March 9, 2009. From that early March trough through the end of 2009, the Russell 2000 climbed 84.5% versus respective gains of 67.8% and 78.9% for the S&P 500 and Nasdaq Composite.

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     While each major index performed very well from the March bottom, all three remained well shy of their respective peaks. From their previous highs in 2007, the Russell 2000 and S&P 500 were off 24.2% and 24.0%, respectively, through December 31, 2009, while the more tech-oriented Nasdaq Composite remained 55.1% below its high, made during March 2000. Unsurprisingly, then, each index’s stellar one-year result was not enough to put respective three-year returns in positive territory, while their five-year results were only slightly positive. For the decade as a whole, results were equally dismal. The decade was the worst on record for both the small-cap and large-cap indexes. The average annual total return for the 10-year period was 3.5% for the Russell 2000 and -1.0% for the S&P 500. The Nasdaq performed most poorly, losing 5.7% on an average annual total return basis for the decade.
     For the calendar year, the MSCI EAFE (Europe, Australasia and Far East) index gained 31.8% and the MSCI World ex USA Small Core index rose 50.8%. Both indexes posted negative returns for the three-year period. However, five-year and 10-year results were positive—and ahead of the Russell 2000 for the international small-cap index.
     Within small-cap, growth substantially outperformed value in 2009—the Russell 2000 Growth index rose 34.5% versus 20.6% for the Russell 2000 Value index. Small-cap growth also held the performance edge in the three-year and five-year periods ended December 31, 2009. However, small-cap value outperformed in 2009’s rally. From the market low on March 9, 2009 through December 31, 2009, the Russell 2000 Value index was up 88.1% versus 81.0% for the Russell 2000 Growth index. Small-cap value also outpaced its growth sibling for the 10-, 15-, 20- and 25-year periods ended December 31, 2009. Micro-cap results were also very strong for calendar 2009, with the Russell Microcap index up 27.5%. Within micro-cap, growth outperformed value for the one-, three- and five-year periods ended December 31, 2009.

Yesterday
We were very pleased with the calendar-year performances for Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust. Each of our closed-end portfolios outperformed their respective benchmarks on both an NAV (net asset value) and market price basis. However, it was more important to us that each portfolio posted strong absolute NAV returns, with each portfolio returning in excess of 35% for the calendar year. We also remain very pleased that the Funds’ returns in 2009 were a combination of strong relative

We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

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assessment of the company’s internal
rates of return, particularly its return
on invested capital, which gives us a
strong sense of the sustainability of
the company’s success. This analysis
provides an indication of whether or
not the company’s operations are
likely to generate returns above and
beyond the cost of capital, leading to
increases in shareholder value. The
ability to generate free cash flow and
use it productively to grow the
business and reward shareholders
through dividends and share
repurchases is one of the key
attributes in our definition of a high-
quality business. We like companies
with little or no debt, but it’s just as
important for the business to be
operating in a way that suggests it can
maintain the same or a similar level of
financial well-being over the long
term, consistent with our own
investment time horizon.

A third element that our portfolio
managers and analysts seek are
companies trading for at least a 30%
discount to our estimate of their worth
as a business, though our preferred
discount is 50% to this estimate of
intrinsic value. We operate on the
assumption that under historically
normal operating conditions the
discount will narrow, but typically
over the course of years, not months.
In fact, if all works out according to
plan, our investment in a small-cap
stock trading at a 50% discount to its
current worth would double over time,
providing an average annual total
return over four years of 18.9%.
Purchasing shares at a 30% discount

Continued on page 8...

Letter to Our Stockholders

performance in the downturn that opened the year, as well as terrific showings during the rally that began in March. As always, we are as committed to capital preservation as we are to capital appreciation, our results in 2008 notwithstanding.
     The rally has thus far been attractively egalitarian in nature, bestowing generous favor not only on stocks in all asset classes, but also to most sectors and industries. Of course, some areas did better than others. For the portfolios taken as a whole, the strongest sectors were Natural Resources (for Micro-Cap and Focus Trust) and Technology (in Value and Micro-Cap Trust). The former sector includes precious metals and mining companies as well as energy services stocks and oil and gas companies, all of which have exhibited considerable strength through the rally. The recovery for tech stocks, long overdue in our estimation, was keyed by the productivity and, in many cases, profitability of many tech businesses. In addition, much early M&A (merger & acquisition) activity during the downturn was focused on technology stocks, which seemed to attract investors.
     One curious occurrence has been the thus-far relatively disappointing showing of small-cap companies that pay a dividend, one of our key identifiers of company quality. According to Bank of America-Merrill Lynch, dividend-paying small-cap stocks lagged their ‘dividend-deficient’ small-cap peers by a wide margin. In 2009, these stocks were up 11.1% versus a gain of 40.0% for those small-cap stocks with no dividend yield. We anticipate that the market will move into a less feverishly bullish phase, one that should help dividend-paying small-caps to somewhat narrow this performance gap during the next year or so, as investors grow more concerned with quality. We are also expecting frequent and regular leadership rotation between small-cap and large-cap in a return environment that will look more historically typical than what we saw in 2008 and 2009.

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Tomorrow Never Knows
The stock market has survived a number of difficulties—severe bear markets, scandals, and indirectly related events such as those of 9/11. So while the past decade was very tough, going forward we are confident that equities will not just survive, but prosper—that is, creating returns in excess of inflation. We fully anticipate that stocks will remain consistent with their historical role of building wealth over the long term and that diversified equity investments are the soundest method for investors to try to realize their goals. While the economic outlook is uncertain, and many investors are still anxious, we accept the idea that, as much as we would like them to be infrequent, bear markets, even historically awful ones, remain a fact of investment life. The best we can do is to act responsibly when they happen, trying to turn their declines to our long-term advantage. So while no one wants a recurrence of the sort of the near-disaster of 2008, we look to the future knowing that there are no guarantees. The only sure thing that we can see is the consistent presence of volatility.
     Whatever else the new decade brings, the history of previous decades suggests that if returns are at or fall below historical levels, small-caps are likely to lead (as they did in the just-concluded decade); if returns exceed historical levels, large-caps are apt to be out in front. This has been the historical pattern regardless of whether an asset class had previously been underperforming. In any case, it seems reasonable to expect better returns in the new decade. The period will likely see its share of worrisome declines and exciting rallies and, as mentioned, several bouts of rotating market leadership between small-cap and large-cap stocks.
     As the economic and financial crises move further back in time, we see the market entering a period of more historically typical returns, with annualized returns somewhere in the high single digits. Although it remains early to pronounce with complete confidence, the market appears to be moving out of the initial recovery phase that began with the early rally in March 2009. This bull phase has been very dynamic and particularly good for non-dividend payers, non-earners and very low-priced stocks. In other words, it was a bull run in which few investors were paying attention to risk. We expect investors to become more discriminating in the next market phase as the economy stabilizes and valuations are no longer at the fire-sale levels of late 2008 and early 2009. Such an environment should favor quality stocks—that is, those companies that have strong balance sheets, steady earnings and high returns on invested capital—in all asset classes.

Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon.

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would yield a 9.4% average annual
total return over four years if the
market discount gap were to close.

At times, more patience than we
originally thought is required. There
are also those times when our security
selections simply do not work out
according to plan. While our margin of
safety is designed to help us manage
business risk, the vagaries of markets
and economies can conspire to make
these efforts ineffective. Numerous
factors can—and will—get in the way,
including the inaccuracy of our
estimate and unforeseen changes to
the business, its management or its
industry, to name just a few. These
potential obstacles notwithstanding,
we are content to try to get it right,
even as we know there have been
numerous times in which we have
gotten it wrong (as well as those
wonderful instances in which our
expectations are exceeded).

This is why entry and exit price are so
crucial to our total return experience
with any stock. Our estimate of the
worth of a business helps us to
determine an ideal entry price.
However, prices move around quite a
bit in the course of a single trading
day, so we choose not a single price
but a range of prices that we are
happy to pay for a given stock. Ever
cautious, we usually use a dollar-cost-
averaging model, which equates to a
slow wade into the shallow end of the
pool. We tend to use the same practice
when selling shares as well.
Importantly, any long-term success to
which we can lay claim depends on
always being cognizant of the need to
maintain that margin of safety.

Letter to Our Stockholders

Any Time At All
We would happily welcome more investors eager to embrace quality in 2010, though our own time-tested, ‘quality-centric’ style will remain in place regardless of the market’s direction. We remain confident in our consistent, disciplined approach, a confidence rooted in close to four full decades managing small-cap portfolios. This nearly 40-year period, which has seen more than its share of booms and busts, encompasses the life span of one Royce closed-end fund with more than 20 years of history, one with more than 15, and a third with more than 10 years of performance history. We believe that each represents an example of helping investors to build wealth over the long term in a variety of market climates.
     Our approach has always centered on three qualities: ample attention to risk; a concentration on absolute returns; and a long-term investment horizon. In order for an investment approach to be successful, we have always believed it must devote significant attention to risk; failing to do so can erode or eradicate returns. Our emphasis on absolute, not relative, returns allows us to offer what we think are more realistic return expectations, especially during very volatile or dynamic short-term periods. Over the long or short run, beating the market is never our objective; it is instead a happy byproduct of successfully executing our investment discipline. Finally, the habit of looking beyond the current quarter or year greatly enhances our ability

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to develop an effective investment thesis in a world too often pre-occupied with short-term results. We find that it is far easier to have an idea of what’s going to happen than it is to know when it’s going to happen. We seek to turn our patience into potential profit.
     We have always believed in the critical importance of focusing on what we know and not concerning ourselves about what we cannot control. Our dedication to a disciplined process is the best way to give our shareholders and ourselves the greatest opportunities to build wealth.

Sincerely,

Over the long or short run, beating the market is never our objective; it is instead a happy byproduct of successfully executing our investment discipline.

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2010

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. Each of our closed-end funds held a sizeable performance advantage over the Russell 2000 on both an NAV (net asset value) and market price basis. On an NAV basis, Royce Focus Trust (+264.2%) was our best performer by a wide margin, followed by Royce Micro-Cap Trust (+175.9%) and Royce Value Trust (+161.3%). The latter two funds benefited from their use of leverage during this, as well as in subsequent bullish periods.

Peak-to-Current
During the difficult, volatile decline that ended 3/9/09, both value and growth posted similarly negative returns. Events in the financial markets immediately preceding the end of 2008’s third quarter caused the Russell 2000 to decline significantly. After a brief rally at the end of 2008, the index continued to fall. Since then the index recovered significantly, gaining 84.5% from 3/9/09 through 12/31/09.

Royce Focus Trust managed to slightly outperform the index during the decline, while all three of our closed-end funds outperformed during the rally from 3/9/09 through 12/31/09.

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Trough-to-	Peak-to
	Peak	Trough	Current	Current
	3/9/00-	7/13/07-	3/9/09-	7/13/07-
	7/13/07	3/9/09	12/31/09	12/31/09

Russell 2000	54.9%	-58.9%	84.5%	-24.2%

Russell 2000 Value	189.5	-61.1	88.1	-26.9

Russell 2000 Growth	-14.8	-56.8	81.0	-21.8

Royce Value Trust	161.3	-65.6	112.4	-26.9

Royce Micro-Cap Trust	175.9	-66.3	113.9	-28.0

Royce Focus Trust	264.2	-58.3	95.6	-18.3

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. See page 2 for important performance information for all of the above funds.

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2009 Annual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/09

Fourth Quarter 2009*			6.19%

July-December 2009*			29.35

One-Year			44.59

Three-Year			-6.18

Five-Year			1.36

10-Year			7.57

15-Year			10.19

20-Year			10.34

Since Inception (11/26/86)			10.29

*Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2009	44.6%	2000	16.6%

2008	-45.6	1999	11.7

2007	5.0	1998	3.3

2006	19.5	1997	27.5

2005	8.4	1996	15.5

2004	21.4	1995	21.6

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Simpson Manufacturing			1.0%

Alleghany Corporation			0.9

SEACOR Holdings			0.9

Ritchie Bros. Auctioneers			0.9

Sotheby’s			0.9

Oil States International			0.9

AllianceBernstein Holding L.P.			0.9

Ash Grove Cement Cl. B			0.9

Reliance Steel & Aluminum			0.9

HEICO Corporation			0.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrial Products			22.4%

Technology			19.2

Industrial Services			16.5

Financial Services			12.9

Financial Intermediaries			12.4

Natural Resources			10.5

Health			7.7

Consumer Products			7.2

Consumer Services			3.3

Diversified Investment Companies			0.3

Miscellaneous			4.9

Preferred Stock			0.2

Cash and Cash Equivalents			8.4

Royce Value Trust

Manager’s Discussion
Royce Value Trust’s (RVT) portfolio of small-cap and micro-cap stocks enjoyed strong results on both an NAV (net asset value) and market price basis in 2009. For the calendar year, RVT gained 44.6% on an NAV basis, and 35.4% based on market price, outpacing both of its unleveraged small-cap benchmarks, the Russell 2000, which was up 27.2%, and the S&P SmallCap 600, which rose 25.6%, for the same period. The Fund’s solid relative showing in the bearish first quarter was gratifying. During this period, the Fund was down 13.5% and 11.4% on an NAV and market price basis, respectively, while the Russell 2000 fell 15.0%, and the S&P SmallCap 600 declined 16.8%. During the second quarter, when stock prices rose precipitously, RVT held its advantage with impressive gains of 29.2% (NAV) and 19.1% (market price), compared to the Russell 2000’s increase of 20.7%, and the S&P SmallCap 600’s of 21.1%. With the suspension of the Fund’s quarterly distribution policy having a negative impact on its market price returns, we were pleased with the Fund’s strong first-half rebound.
     This pattern continued in the equally dynamic third quarter, in which RVT gained 21.8% on an NAV basis and 22.9% on a market price basis, outpacing each of its small-cap benchmarks—between July and September, the Russell 2000 and the S&P SmallCap 600 climbed 19.3% and 18.7%, respectively. The fourth quarter saw a considerable slowdown in the pace of the rally, though returns remained positive for smaller companies. RVT rose 6.2% on an NAV basis and 4.4% on a market price basis in 2009’s closing quarter, compared to a 3.9% increase for the Russell 2000 and a 5.1% gain for the S&P SmallCap 600.

     The rally that began on March 9, 2009, though it stalled a bit in June and October, rolled on mostly unimpeded through the end of the year. From that early March low through December 31, 2009, the Fund’s results were strong, up 112.4% (NAV) and 118.4% (market price), while the Russell 2000 was up 84.5% and the S&P SmallCap 600 rose 85.1%. The Fund’s ability to leverage clearly helped its recent NAV returns. However, we want to offer a word of caution that the bull phase remains a short one for now and in any case has not yet made back the losses incurred during 2008 or since the small-cap peak on July 13, 2007. (For more on the RVT’s results over recent market cycles, please see page 10.)

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Diodes	1.08%

Evercore Partners Cl. A	1.00

Sotheby’s	0.95

Credit Acceptance	0.91

Advent Software	0.81

*Includes dividends

     Over longer-term time periods, the Fund’s NAV returns were solid on a relative basis, with absolute NAV returns showing strength for the one-year and 10-year or longer periods. We were very pleased that our style of active, disciplined management enabled RVT to beat the Russell 2000 on an NAV basis for the one-, five-, 10-, 15-, 20-year and since inception (11/26/86) periods ended December 31, 2009. The Fund beat the S&P SmallCap 600 for each of these periods save the five-year span. RVT’s NAV average annual total return since inception was 10.3%.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

12 | 2009 Annual Report to Stockholders

Performance and Portfolio Review

     For the full year, all but two of the Fund’s equity sectors made positive contributions to performance, led by Technology. Strong showings also came from Industrial Products, Financial Services and Natural Resources. Returns at the industry level were equally diverse, with investment management, retail stores, software and energy services leading a diverse field of contributors.
     Holding its place from the first half of 2009 as the Fund’s top performer was Diodes, a semiconductor manufacturer with products touching the communications, computing, industrial and consumer electronics markets. Early strength in the company’s Asian markets drove better-than-expected earnings for the year and increases in management’s guidance for revenues and earnings going forward also helped. Evercore Partners, a financial services company focused on investment management and corporate advisory activities, led a broad contribution from its industry. Improved investor confidence and a gradual resumption in positive fund flows were the primary catalysts for the group’s strong stock performance. Investment management remains an important area of focus for the Fund. Sotheby’s is a leader in the highly consumer-sensitive niche of fine art, antique and collectible auctions. Its stock performed handsomely off the lows as investors bid its price higher, refocusing on the company’s durable competitive advantage and valuable brand identity in the high-end auction space. Credit Acceptance is a specialty finance company principally involved in financing a range of activities for automobile dealers and their customers. Credit availability from traditional lenders remained extremely tight throughout the year, so the company was able to increase its market share and improve funding terms as auto sales activity gradually improved from low levels.

     Bermuda-based Bank of N.T. Butterfield & Son continued to suffer amid the ongoing struggles of banking stocks and, while we remain cautious generally toward this industry, the company’s strong core business and enviable market position give us the comfort to wait for an improved operating environment in the future. Ash Grove Cement was another disappointment, as this manufacturer of cement and limestone struggled under the weight of poor residential and commercial construction markets.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Bank of N.T. Butterfield & Son	-0.86%

Ash Grove Cement Cl. B	-0.58

Woodward Governor	-0.50

Lawson Products	-0.48

Crawford & Company Cl. B	-0.47

*Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 12/31/09

[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,111 million

Weighted Average P/E Ratio**	18.7x

Weighted Average P/B Ratio	1.8x

Fund Total Net Assets	$1,070 million

Net Leverage†	17%

Turnover Rate	31%

Number of Holdings	635

Symbol
Market Price	RVT
NAV	XRVTX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/09).

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/09 at NAV or Liquidation Value

66.0 million shares of Common Stock	$850 million

5.90% Cumulative Preferred Stock	$220 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2009 Annual Report to Stockholders | 13

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/09

Fourth Quarter 2009*			3.85%

July-December 2009*			23.44

One-Year			46.47

Three-Year			-7.01

Five-Year			1.00

10-Year			8.64

15-Year			10.56

Since Inception (12/14/93)			10.20

*Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2009	46.5%	2001	23.4%

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

2004	18.7	1996	16.6

2003	55.5	1995	22.9

2002	-13.8	1994	5.0

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Holdings			2.3%

Sapient Corporation			1.7

Seneca Foods			1.3

Pegasystems			1.2

Willbros Group			1.1

iGATE Corporation			1.1

Spherion Corporation			1.0

America’s Car-Mart			1.0

Universal Truckload Services			1.0

Tennant Company			1.0

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrial Products			21.4%

Technology			18.4

Industrial Services			13.7

Natural Resources			11.3

Health			9.7

Financial Intermediaries			9.3

Financial Services			9.2

Consumer Products			8.0

Consumer Services			3.5

Diversified Investment Companies			0.9

Miscellaneous			4.9

Preferred Stock			0.4

Cash and Cash Equivalents			14.0

Royce Micro-Cap Trust

Manager’s Discussion
After a red-hot first half, the portfolio of carefully selected micro-cap stocks that make up Royce Micro-Cap Trust (RMT) showed few signs of slowing down in the second half of 2009, which added up to a stellar year on both an absolute and relative basis. RMT gained 46.5% on an NAV (net asset value) basis in 2009, and 37.9% based on market price, outpacing both of its unleveraged small-cap benchmark, the Russell 2000, which was up 27.2%, and the Russell Microcap index, which rose 27.5%, for the same period. The Fund enjoyed a strong relative showing in the first-quarter downturn, losing 11.8% on an NAV basis and 5.9% based on market price, compared to respective declines of 15.0% and 15.2% for the Russell 2000 and Russell Microcap indexes. When stock prices began their ascent in the second quarter, the Fund gained 34.5% on an NAV basis and 19.5% on a market price basis. For the same period, the Russell 2000 was up 20.7%, and the Russell Microcap rose 25.0%. We were quite pleased with the Fund’s mid-year results, especially with the suspension of the Fund’s quarterly distribution policy, which had a negative impact on its market price returns during the second quarter.
     The strength of the rally lasted through the third quarter, in which RMT gained 18.9% on an NAV basis and 21.5% on a market price basis, versus respective gains of 19.3% and 20.9% for the Russell 2000 and Russell Microcap indexes.

The fourth quarter was a more subdued, but still bullish period. RMT gained 3.9% on an NAV basis and 1.0% on a market price basis in the final quarter of 2009, compared to a 3.9% rise for the Russell 2000 and a loss of 0.5% for the Russell Microcap index.
     The rally that kicked off in early March helped to spur the Fund’s calendar-year performance. From the market low on March 9, 2009 through December 31, 2009, the Fund’s showing was very strong, up 113.9% (NAV) and 116.8% (market price), while the Russell 2000 was up 84.5% and the Russell Microcap index rose 86.0%. We were very happy with the Fund’s results, while RMT’s ability to leverage clearly had a positive impact on recent NAV returns. However, we remain acutely aware that recent gains have not yet erased the losses in the current market cycle that began with the small-cap market peak on July 13, 2007.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Pegasystems	2.74%

Spherion Corporation	1.91

Stein Mart	1.48

Sapient Corporation	1.44

Willbros Group	1.32

*Includes dividends

(For more on the RMT’s results over recent market cycles, please see page 10.) Still, we were pleased with the Fund’s long-term NAV performances on a relative basis. RMT beat the Russell Microcap index (for which data goes back only to 2003) for the one-, three- and five-year periods ended December 31, 2009, and it outpaced the Russell 2000 for the one-, five-, 10-, 15-year and since inception (12/14/93) periods ended December 31, 2009. The Fund’s NAV average annual total return since inception was 10.2%.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

14 | 2009 Annual Report to Stockholders

Performance and Portfolio Review

     For the full year, all of the Fund’s equity sectors made positive contributions to performance, with Technology and Industrial Products providing especially strong results. Natural Resources and Consumer Services also made strong showings, highlighting the remarkable breadth of the market’s rally off the March lows. Within these sectors were four industry groups that merit mention for their own contributions. Net gains in Technology were driven by the software and IT Services industries, as previously restrained business investment returned first to those areas that enhance savings and improve productivity. Retail stores bounced back as tight inventory management and intelligent merchandising helped to offset decreased consumer activity. Finally, the precious metals and mining industry continued its winning ways within Natural Resources, as both underlying commodity prices and the operating metrics of individual companies improved steadily throughout the year.
     Long-time holding Pegasystems, which manufactures and licenses business process management software, was the Fund’s top individual contributor. The company benefited from suddenly flush IT budgets, particularly in the financial services space from which it derives more than 50% of its total revenues. Spherion Corporation, a staffing and placement services company, rebounded from highly depressed levels as investors appeared to take a more pragmatic view of employment trends, looking past the current malaise to the potential for improved profitably driven by increased economic activity. Stein Mart, the retailer of value-priced designer and branded apparel and merchandise, saw its stock price improve dramatically as the company began realizing better margins from a powerful operating turnaround that included management changes, improved merchandising and store level supply chain initiatives.

     Detractors from the Fund’s performance included Quixote Corporation, which manufactures highway and transportation safety products. The recession severely constrained municipal outlays, the primary driver of the company’s business. We reduced our position in 2009’s first quarter. The first quarter also found us selling our stake in NYMAGIC, a property and casualty insurer with a specialty in ocean marine insurance. While we liked its specialty underwriting franchise and solid reserves, we thought that there were better opportunities elsewhere in the market.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Bank of N.T. Butterfield & Son	-0.81%

NYMAGIC	-0.54

Avatar Holdings	-0.51

Integral Systems	-0.46

Ash Grove Cement	-0.45

*Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 12/31/09

[1]Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.

[2]Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$286 million

Weighted Average P/B Ratio	1.4x

Fund Total Net Assets	$303 million

Net Leverage†	11%

Turnover Rate	30%

Number of Holdings	334

Symbol
Market Price	RMT
NAV	XOTCX

*Geometrically calculated

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/09 at NAV or Liquidation Value

27.3 million shares of Common Stock	$243 million

6.00% Cumulative Preferred Stock	$60 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2009 Annual Report to Stockholders | 15

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/09

Fourth Quarter 2009*			7.19%

July-December 2009*			30.90

One-Year			53.95

Three-Year			-0.34

Five-Year			5.44

10-Year			11.72

Since Inception (11/1/96)†			10.82

*Not annualized
†Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2009	54.0%	2002	-12.5%

2008	-42.7	2001	10.0

2007	12.2	2000	20.9

2006	16.3	1999	8.7

2005	13.3	1998	-6.8

2004	29.2	1997	20.5

2003	54.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Mosaic Company (The)			3.0%

Kennedy-Wilson Holdings			2.9

Reliance Steel & Aluminum			2.8

Unit Corporation			2.7

Nucor Corporation			2.6

Ivanhoe Mines			2.6

Silver Standard Resources			2.6

Buckle (The)			2.5

Sanderson Farms			2.4

Major Drilling Group International			2.3

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Natural Resources			30.3%

Industrial Products			24.4

Financial Services			9.6

Consumer Products			9.0

Industrial Services			7.8

Technology			7.0

Consumer Services			3.6

Financial Intermediaries			3.0

Diversified Investment Companies			2.1

Health			1.6

Miscellaneous			0.7

Cash and Cash Equivalents			18.6

Royce Focus Trust

Manager’s Discussion
Royce Focus Trust (FUND) rose an eye-catching 54.0% on an NAV (net asset value) basis and 40.8% on a market price basis in 2009, on both scores trouncing the 27.2% mark posted by its small-cap benchmark, the Russell 2000, for the same period. We were pleased to see such strong performance, but it was more than just full participation in the rally that began in March. The bear market was alive and well through much of the first quarter, and during this down period the Fund lost 7.3% on an NAV basis and only 1.7% on a market price basis, while the Russell 2000 fell 15.0%. Stock prices began to pick up before the end of the first quarter. FUND rose 26.9% on an NAV basis and 17.7% on a market price basis during the more bullish second quarter compared to a gain of 20.7% for the small-cap index. (Note: the Fund’s market price return may have been dampened somewhat by the suspension of the Fund’s quarterly distribution).
     FUND was very strong on an NAV basis in the equally bullish third quarter, gaining 22.1% on an NAV basis and 14.0% on a market price basis, thus again beating its small-cap benchmark, the Russell 2000 (+19.3%), on an NAV basis. The fourth quarter was a much more quietly bullish period for the market as a whole, with the pace of the rally slowing considerably. During this period, the Fund continued to show strength, gaining 7.2% (NAV) and 6.7% (market price), in both instances ahead of the Russell 2000’s gain of 3.9% for the same period.

     FUND posted equally stalwart performance in the rally that began following the market low in early March. From the small-cap trough on March 9, 2009 through December 31, 2009, the Fund gained 95.6% on an NAV basis and 85.6% on a market price basis, beating the 84.5% increase for its small-cap benchmark. These results helped the Fund to rebuild its longer-term, absolute return record in the wake of 2008’s severe downturn. (The bear first appeared with the dawn of the current market cycle, which began with the small-cap market peak on July 13, 2007. Please see page 10 for the Fund’s recent market cycle results.) We were also very pleased with the Fund’s relative results over each of these periods. FUND outpaced the Russell 2000 on an NAV basis for the one-, three-, five-, 10-year and since inception periods of Royce’s management (11/1/96) ended December 31, 2009.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Ivanhoe Mines	4.66%

Reliance Steel & Aluminum	3.50

Sims Metal Management ADR	2.95

Thor Industries	2.43

Allied Nevada Gold	2.37

*Includes dividends

(It also beat its benchmark on a market price basis for each of these same periods save the three-year span.) The Fund’s NAV average annual total return since inception was 10.8%.
     Natural Resources led all of the Fund’s equity sectors by a wide margin in 2009, though Industrial Products, Consumer Products and Financial Services also posted notable net

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund’s performance for 2009.

16 | 2009 Annual Report to Stockholders

Performance and Portfolio Review

gains. Natural Resources is home to two industries in which we have had a long-term interest—energy services companies and precious metals and mining stocks. The latter was the Fund’s top-performing industry group in 2009, contributing more than any of the Fund’s other sectors. Our investments in this industry have been based on the idea that precious metals commodity prices would rise over the long run, and the soaring price of gold was one of the big stories in 2009. Our analysis suggests that the prices of many of these stocks have not yet increased proportionally with the rise in their underlining commodity prices. We also think that as equity investors begin to see these companies as earnings and cash flow entities, and not simply as asset plays, this could help to boost share prices. Our patience with top performer—and top-ten holding—Ivanhoe Mines was tested as a supposedly imminent agreement with the Mongolian government to approve the firm’s copper mining plans took four years and three governments to sign. We reduced our position in the third quarter as its stock price climbed.
     Reliance Steel & Aluminum operates metals service centers throughout the U.S. and across the globe. Inventory destocking ran its course, which, combined with renewed demand for steel, especially from Asia, and unprecedented pricing discipline by steel manufacturers, bolstered investor confidence in the firm’s prospects. Another large position in a similar business also enjoyed a good year—global scrap metal recycling business Sims Metal Management. The firm’s earnings have yet to regain their pre-recession levels, but scrap metal prices have begun to stabilize in anticipation of a pick-up in global industrial activity from which Sims looks very well-positioned to benefit.

      Although we reduced our stake, we still held a small position in Endo Pharmaceuticals Holdings. We remained dissatisfied with its decision to move away from its core pain management products, which were a large part of our initial interest in the company, into new areas. We parted ways with freight transportation business, Arkansas Best, though it was a somewhat reluctant farewell. We simply saw what we regarded as better opportunities elsewhere while still holding the firm’s management in high esteem.

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Endo Pharmaceuticals Holdings	-1.32%

Arkansas Best	-0.84

BB Holdings	-0.61

Pason Systems	-0.52

Woodward Governor	-0.43

*Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[1] through 12/31/09

[1]Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

[2]Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.

[3]Reflects the actual market price of one share as it traded on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,938 million

Weighted Average P/B Ratio	2.1x

Fund Total Net Assets	$166 million

Net Leverage†	0%

Turnover Rate	46%

Number of Holdings	61

Symbol
Market Price	FUND
NAV	XFUNX

*Geometrically calculated

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/09 at NAV or Liquidation Value

19.8 million shares of Common Stock	$141 million

6.00% Cumulative Preferred Stock	$25 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages(%)

2009 Annual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537
12/31/09		$21,922		10,720	$137,966	$115,669
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228
12/31/09		$8,900		4,642	$41,314	$34,212
Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78
12/31/09		$7,044		3,409	$24,408	$21,579
[1]	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions through 2008, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

18 | 2009 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why did the Funds suspend their managed distribution policies for common stockholders?
The Boards of Directors suspended the Funds’ quarterly distribution policies because of the potentially adverse tax consequences that could occur if the policies were to continue. In certain circumstances, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Funds’ capital loss carryforwards from prior years could effectively be forfeited. The Funds intend the suspension to continue until such time as they can again regularly distribute net realized gains, which should occur after they have utilized the their capital loss carryforwards. Until such time, the Funds will distribute any net investment income on an annual basis in December.

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2010.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2009 Annual Report to Stockholders | 19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 117.3%

Consumer Products – 7.2%
Apparel, Shoes and Accessories - 1.8%
Anta Sports Products	138,000	$204,576
Burberry Group	180,000	1,725,780
Columbia Sportswear	54,100	2,112,064
Daphne International Holdings	308,800	247,871
Hengdeli Holdings	282,500	106,918
K-Swiss Cl. A [a]	163,600	1,626,184
Lazare Kaplan International [a,b]	95,437	190,874
Stella International Holdings	266,300	482,794
Timberland Company (The) Cl. A [a]	17,500	313,775
Van De Velde	28,000	1,179,531
Volcom [a,c]	71,300	1,193,562
Warnaco Group (The) [a]	28,500	1,202,415
Weyco Group	97,992	2,316,531
Wolverine World Wide	100,000	2,722,000
Yue Yuen Industrial Holdings	17,000	49,316

		15,674,191

Collectibles - 0.0%
Kid Brands [a]	96,600	423,108

Consumer Electronics - 0.6%
Dolby Laboratories Cl. A [a]	56,200	2,682,426
DTS [a,c]	64,100	2,192,861

		4,875,287

Food/Beverage/Tobacco - 1.0%
Asian Citrus Holdings	292,000	236,303
B&G Foods Cl. A	23,000	211,140
†Cal-Maine Foods	89,300	3,043,344
Hershey Creamery	709	1,187,575
HQ Sustainable Maritime Industries [a,c]	28,200	198,528
Seneca Foods Cl. A [a]	80,000	1,909,600
Seneca Foods Cl. B [a]	13,251	320,277
Tootsie Roll Industries	52,000	1,423,760

		8,530,527

Home Furnishing and Appliances - 2.2%
American Woodmark	123,335	2,427,233
Ekornes	105,000	2,175,392
Ethan Allen Interiors	360,800	4,841,936
Hunter Douglas	36,000	1,756,366
Kimball International Cl. B	286,180	2,438,254
Mohawk Industries [a,c]	102,200	4,864,720
Samson Holding	500,000	78,979
Universal Electronics [a,c]	10,000	232,200

		18,815,080

Sports and Recreation - 1.4%
Beneteau	45,000	683,003
Coachmen Industries [a,c]	47,700	54,855
RC2 Corporation [a]	132,600	1,955,850
Sturm, Ruger & Company	245,600	2,382,320
Thor Industries	110,900	3,482,260
Winnebago Industries [a]	247,500	3,019,500

		11,577,788

	SHARES	VALUE
Consumer Products (continued)
Other Consumer Products - 0.2%
†Societe BIC	20,000	$1,384,239

Total (Cost $53,936,701)		61,280,220

Consumer Services – 3.3%
Direct Marketing - 0.3%
Manutan International	25,000	1,433,032
Takkt	90,000	923,326

		2,356,358

Media and Broadcasting - 0.2%
Discovery Communications Cl. B [a,c]	4,300	131,279
†Scripps Networks Interactive Cl. A	32,000	1,328,000

		1,459,279

Restaurants and Lodgings - 0.5%
Ajisen China Holdings	1,806,200	1,539,617
Benihana [a,c]	3,300	13,860
Cafe de Coral Holdings	66,000	150,578
CEC Entertainment [a]	64,100	2,046,072
Tim Hortons	20,000	610,200

		4,360,327

Retail Stores - 2.3%
†Bed Bath & Beyond [a,c]	7,500	289,725
CarMax [a]	160,000	3,880,000
Charming Shoppes [a]	321,900	2,082,693
China Nepstar Chain Drugstore ADR	7,600	55,404
†Dollar Tree [a]	8,600	415,380
Dress Barn (The) [a]	193,280	4,464,768
GameStop Corporation Cl. A [a]	5,500	120,670
Lewis Group	225,000	1,609,812
Stein Mart [a]	182,800	1,948,648
Tiffany & Co.	90,200	3,878,600
West Marine [a]	131,100	1,056,666

		19,802,366

Total (Cost $21,508,555)		27,978,330

Diversified Investment Companies – 0.3%
Closed-End Funds - 0.3%
Central Fund of Canada Cl. A	211,500	2,914,470

Total (Cost $1,694,963)		2,914,470

Financial Intermediaries – 12.4%
Banking - 3.1%
Ameriana Bancorp	40,000	106,400
Banca Finnat Euramerica	720,000	615,348
Banca Generali	86,000	1,041,708
Bank of N.T. Butterfield & Son	464,886	1,813,055
Bank Sarasin & Cie Cl. B	33,120	1,251,687
Banque Privee Edmond de Rothschild	23	573,899
BCB Holdings [a]	598,676	933,138
Cadence Financial [c]	40,300	70,525
Center Bancorp	44,868	400,222
Centrue Financial	82,200	219,474
CFS Bancorp	75,000	242,250
Chuo Mitsui Trust Holdings	118,000	393,831

20 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
CNB Financial	11,116	$177,745
Commercial National Financial	54,900	951,417
Farmers & Merchants Bank of Long Beach	1,200	4,554,000
Fauquier Bankshares	160,800	1,993,920
Hawthorn Bancshares	46,176	440,519
HopFed Bancorp	104,500	992,750
Jefferson Bancshares	32,226	144,695
Kearny Financial	50,862	512,689
Mauritius Commercial Bank	40,000	184,514
Mechanics Bank	200	2,200,000
Old Point Financial	25,000	388,750
Peapack-Gladstone Financial	10,500	133,140
State Bank of Mauritius	46,000	121,252
Timberland Bancorp [d]	469,200	2,083,248
Vontobel Holding	20,400	582,658
Whitney Holding Corporation	41,500	378,065
Wilber Corporation (The)	113,743	818,950
Wilmington Trust	143,500	1,770,790

		26,090,639

Insurance - 6.1%
Alleghany Corporation [a]	28,096	7,754,496
Argo Group International Holdings [a]	64,751	1,886,844
Aspen Insurance Holdings	47,000	1,196,150
CNA Surety [a]	100,600	1,497,934
†Discovery Holdings	386,000	1,668,895
E-L Financial	7,400	3,184,084
Enstar Group [a]	20,217	1,476,245
Erie Indemnity Cl. A	131,800	5,142,836
First American	20,000	662,200
Hilltop Holdings [a]	330,400	3,845,856
Independence Holding	317,658	1,842,416
Leucadia National [a]	44,940	1,069,123
Markel Corporation [a]	6,200	2,108,000
Montpelier Re Holdings	62,000	1,073,840
NYMAGIC	202,200	3,354,498
Old Republic International	20,000	200,800
ProAssurance Corporation [a]	62,000	3,330,020
RLI	90,724	4,831,053
†Validus Holdings	49,808	1,341,828
Zenith National Insurance	135,100	4,020,576

		51,487,694

Real Estate Investment Trusts - 0.0%
Gladstone Commercial	30,000	402,300

Securities Brokers - 2.8%
Broadpoint Gleacher Securities Group [a,c]	293,000	1,306,780
Close Brothers Group	43,000	475,601
Cowen Group Cl. A [a,c]	482,220	2,854,742
Daewoo Securities	5,000	84,077
DundeeWealth	33,300	439,394
†Egyptian Financial Group-Hermes Holding	451,500	2,047,243
FBR Capital Markets [a,c]	125,800	777,444
HQ	40,000	661,310
	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers (continued)
Interactive Brokers Group Cl. A [a,c]	100,000	$1,772,000
Investcorp Bank GDR [a]	27,000	81,270
KBW [a,c]	70,058	1,916,787
Kim Eng Holdings	240,000	343,291
Lazard Cl. A	109,300	4,150,121
Mirae Asset Securities	38,850	2,158,570
Mizuho Securities	492,300	1,473,539
Oppenheimer Holdings Cl. A	75,000	2,491,500
Phatra Securities	775,000	392,145
Schwab (Charles)	10,000	188,200
UOB-Kay Hian Holdings	190,000	203,427
Woori Investment & Securities	11,000	156,158

		23,973,599

Securities Exchanges - 0.0%
Singapore Exchange	19,200	113,179

Other Financial Intermediaries - 0.4%
KKR & Company (Guernsey) L.P. [a]	105,000	884,606
KKR Financial Holdings	481,404	2,792,143

		3,676,749

Total (Cost $128,913,262)		105,744,160

Financial Services – 12.9%
Diversified Financial Services - 1.0%
Encore Capital Group [a]	88,000	1,531,200
Franco-Nevada Corporation	10,000	268,681
Ocwen Financial [a,c]	123,600	1,182,852
World Acceptance [a,c]	158,700	5,686,221

		8,668,954

Information and Processing - 2.0%
Broadridge Financial Solutions	35,000	789,600
Interactive Data	112,300	2,841,190
MoneyGram International [a,c]	498,600	1,435,968
Morningstar [a,c]	109,800	5,307,732
MSCI Cl. A [a]	30,000	954,000
SEI Investments	318,300	5,576,616

		16,905,106

Insurance Brokers - 0.8%
Brown & Brown	224,900	4,041,453
Crawford & Company Cl. B [a,c]	1,160	4,570
Gallagher (Arthur J.) & Co.	111,200	2,503,112

		6,549,135

Investment Management - 8.0%
A.F.P. Provida ADR	22,100	1,002,235
ABG Sundal Collier Holding	115,000	158,303
Affiliated Managers Group [a]	42,800	2,882,580
AllianceBernstein Holding L.P.	263,600	7,407,160
†Altisource Portfolio Solutions [a]	41,199	864,767
AP Alternative Assets L.P. [a]	233,200	1,529,688
†Artio Global Investors Cl. A [a]	150,000	3,823,500
Ashmore Group	187,938	816,988
Azimut Holding	76,700	1,023,860
BKF Capital Group [a]	130,000	120,900
BT Investment Management	207,000	565,785

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Coronation Fund Managers	526,000	$623,840
Deutsche Beteiligungs	52,800	1,293,743
Eaton Vance	125,300	3,810,373
Endeavour Financial [c]	150,000	253,860
Equity Trustees	33,202	538,405
Evercore Partners Cl. A	144,100	4,380,640
F&C Asset Management	60,000	72,998
Federated Investors Cl. B	204,700	5,629,250
Fiducian Portfolio Services	227,000	306,544
GAMCO Investors Cl. A	110,575	5,339,667
GIMV	30,000	1,569,503
GP Investments BDR [a]	15,000	87,239
Investec	118,000	808,902
MVC Capital	424,200	5,005,560
MyState	152,000	361,568
Onex Corporation	50,000	1,128,269
Partners Group Holding	20,000	2,518,984
Perpetual	12,700	419,145
Platinum Asset Management	149,000	735,937
Rathbone Brothers	35,400	453,372
RHJ International [a]	102,500	783,134
Schroders	41,100	877,301
SHUAA Capital [a]	485,000	194,389
SPARX Group [a]	1,320	155,186
Sprott	269,600	1,160,013
†Teton Advisors Cl. A	1,867	23,337
Treasury Group	51,500	246,377
Trust Company	97,283	565,245
Value Partners Group [a]	7,173,600	3,649,732
VZ Holding	8,500	646,916
Waddell & Reed Financial Cl. A	139,300	4,254,222

		68,089,417

Special Purpose Acquisition Corporation - 0.1%
†Liberty Acquisition Holdings [a,c]	66,455	642,620
†Sapphire Industrials [a]	55,600	558,224

		1,200,844

Specialty Finance - 0.7%
Credit Acceptance [a,c]	134,601	5,666,702

Other Financial Services - 0.3%
†E-House China Holdings ADR [a,c]	71,000	1,286,520
†Kennedy-Wilson Holdings [a]	150,000	1,342,500

		2,629,020

Total (Cost $106,730,070)		109,709,178

Health – 7.7%
Commercial Services - 0.8%
Affymetrix [a]	10,000	58,400
Chindex International [a,c]	13,700	193,581
OdontoPrev	50,000	1,830,274
PAREXEL International [a]	332,400	4,686,840

		6,769,095

Drugs and Biotech - 1.5%
American Oriental Bioengineering [a,c]	15,700	73,005
	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Biogen Idec [a]	3,500	$187,250
†Boiron	45,000	1,918,486
†China Nuokang Bio-Pharmaceutical ADR [a,c]	26,000	204,100
China Shineway Pharmaceutical Group	377,000	701,826
Endo Pharmaceuticals Holdings [a]	158,300	3,246,733
†Luminex Corporation [a,c]	20,000	298,600
Pharmacyclics [a]	378,746	1,189,262
Simcere Pharmaceutical Group ADR [a,c]	60,300	557,172
†Sino Biopharmaceutical	4,061,000	1,288,651
Sinovac Biotech [a,c]	83,100	526,023
Sunesis Pharmaceuticals [a,c]	211,500	226,305
†3SBio ADR [a]	53,275	729,335
Virbac	16,000	1,666,552
†Warner Chilcott Cl. A [a,c]	11,300	321,711
WuXi PharmaTech Cayman ADR [a]	3,110	49,635

		13,184,646

Health Services - 2.1%
Advisory Board (The) [a]	120,000	3,679,200
Albany Molecular Research [a]	85,000	771,800
Bangkok Chain Hospital	385,000	65,733
Chem Rx [a]	280,000	89,600
Chem Rx (Warrants) [a,b]	560,000	0
Cross Country Healthcare [a]	30,000	297,300
eResearch Technology [a]	117,624	706,920
Health Net [a,c]	9,000	209,610
HMS Holdings [a]	50,000	2,434,500
ICON ADR [a,c]	101,400	2,203,422
On Assignment [a]	375,400	2,684,110
Pharmaceutical Product Development	100,000	2,344,000
Res-Care [a]	90,460	1,013,152
†VCA Antech [a]	39,000	971,880
WellCare Health Plans [a]	5,000	183,800

		17,655,027

Medical Products and Devices - 3.3%
Allied Healthcare Products [a]	180,512	967,544
Atrion Corporation	15,750	2,452,590
Carl Zeiss Meditec	125,000	2,229,621
CONMED Corporation [a]	81,500	1,858,200
Edwards Lifesciences [a]	3,500	303,975
Fielmann	25,000	1,840,594
IDEXX Laboratories [a,c]	103,100	5,509,664
Immucor [a]	20,300	410,872
Kinetic Concepts [a]	6,600	248,490
STERIS Corporation	98,600	2,757,842
Straumann Holding	6,700	1,888,540
†Techne Corporation	71,000	4,867,760
Urologix [a,c]	445,500	824,175
Young Innovations	62,550	1,549,989
Zoll Medical [a]	400	10,688

		27,720,544

Total (Cost $46,179,810)		65,239,712

22 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Industrial Products – 22.4%
Automotive - 1.6%
Gentex Corporation	103,500	$1,847,475
Great Wall Motor	100,000	123,959
LKQ Corporation [a]	300,000	5,877,000
Minth Group	176,600	260,248
Nokian Renkaat	65,000	1,577,103
Norstar Founders Group [a,b]	524,000	24,668
SORL Auto Parts [a,c]	26,423	225,388
Superior Industries International	40,000	612,000
WABCO Holdings	103,800	2,677,002
Wonder Auto Technology [a,c]	9,000	105,840
Xinyi Glass Holdings	240,000	216,480

		13,547,163

Building Systems and Components - 2.1%
Armstrong World Industries [a]	133,200	5,185,476
Decker Manufacturing	6,022	79,791
NCI Building Systems [a]	13,900	25,159
Preformed Line Products	91,600	4,012,080
Simpson Manufacturing	303,500	8,161,115

		17,463,621

Construction Materials - 1.2%
Ash Grove Cement Cl. B	50,518	7,375,628
†Duratex	226,464	2,089,230
USG Corporation [a,c]	50,000	702,500

		10,167,358

Industrial Components - 2.3%
AMETEK	6,300	240,912
CLARCOR	92,500	3,000,700
Donaldson Company	92,800	3,947,712
GrafTech International [a]	285,190	4,434,705
II-VI [a]	13,500	429,300
Mueller Water Products Cl. A	72,500	377,000
PerkinElmer	185,800	3,825,622
Powell Industries [a]	92,400	2,913,372
Precision Castparts	2,200	242,770

		19,412,093

Machinery - 5.2%
Astec Industries [a]	61,800	1,664,892
Baldor Electric	62,900	1,766,861
Burckhardt Compression Holding	15,000	2,684,423
Burnham Holdings Cl. B	36,000	336,600
†Columbus McKinnon [a,c]	90,000	1,229,400
†Duoyuan Printing [a,c]	15,000	120,750
Franklin Electric	104,600	3,041,768
Hardinge	164,193	903,061
Hollysys Automation Technologies [a,c]	11,535	138,535
Jinpan International	8,500	405,195
Lincoln Electric Holdings	104,180	5,569,463
Lonking Holdings	40,000	27,598
Nordson Corporation	102,100	6,246,478
Rofin-Sinar Technologies [a]	281,700	6,650,937
Shanghai Prime Machinery	450,000	86,098
Spirax-Sarco Engineering	80,000	1,592,715
Takatori Corporation [a]	40,000	127,700
†Wabtec Corporation	124,500	5,084,580
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Wasion Group Holdings	391,000	$404,583
Williams Controls [a]	37,499	296,242
Woodward Governor	231,600	5,968,332

		44,346,211

Metal Fabrication and Distribution - 3.5%
Central Steel & Wire	6,062	4,243,400
Commercial Metals	36,600	572,790
CompX International Cl. A	185,300	1,402,721
Fushi Copperweld [a]	12,645	127,967
Kennametal	100,000	2,592,000
NN [a]	197,100	780,516
†Nucor Corporation	54,100	2,523,765
RBC Bearings [a,c]	92,000	2,238,360
Reliance Steel & Aluminum	168,920	7,300,722
Schnitzer Steel Industries Cl. A	100,000	4,770,000
Sims Metal Management ADR	174,375	3,400,313

		29,952,554

Miscellaneous Manufacturing - 3.0%
Barnes Group	20,000	338,000
Brady Corporation Cl. A	124,600	3,739,246
China Automation Group	330,500	270,654
Matthews International Cl. A	37,000	1,310,910
Mettler-Toledo International [a]	33,500	3,517,165
PMFG [a]	344,900	5,590,829
Rational	10,700	1,812,578
Raven Industries	96,200	3,056,274
Semperit AG Holding	60,000	2,313,983
Synalloy Corporation	198,800	1,739,500
Teleflex	5,000	269,450
Valmont Industries	25,000	1,961,250

		25,919,839

Paper and Packaging - 0.7%
Greif Cl. A	65,700	3,546,486
Mayr-Melnhof Karton	22,000	2,263,225

		5,809,711

Pumps, Valves and Bearings - 1.5%
†Gardner Denver	82,500	3,510,375
Graco	151,376	4,324,812
IDEX Corporation	67,400	2,099,510
Pfeiffer Vacuum Technology	30,000	2,514,884

		12,449,581

Specialty Chemicals and Materials - 1.0%
Albemarle Corporation	5,000	181,850
†Chemspec International ADR [a,c]	35,000	231,000
China Sky Chemical Fibre [a]	255,000	34,022
†China XD Plastics [a,c]	10,000	80,100
Hawkins	186,178	4,064,266
Kingboard Chemical Holdings	41,900	166,162
OM Group [a]	70,000	2,197,300
Victrex	100,000	1,293,601

		8,248,301

Textiles - 0.1%
Pacific Textile Holdings	520,000	346,888

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrial Products (continued)
Textiles (continued)
Unifi [a]	121,000	$469,480

		816,368

Other Industrial Products - 0.2%
China Fire & Security Group [a,c]	6,300	85,239
Harbin Electric [a,c]	10,200	209,508
Vacon	41,500	1,587,549

		1,882,296

Total (Cost $119,404,477)		190,015,096

Industrial Services – 16.5%
Advertising and Publishing - 0.4%
Lamar Advertising Cl. A [a]	51,000	1,585,590
SinoMedia Holding	1,417,500	434,609
ValueClick [a]	145,000	1,467,400

		3,487,599

Commercial Services - 8.5%
†Anhanguera Educacional Participacoes [a]	120,000	1,705,260
Animal Health International [a]	17,000	40,800
Brink’s Company (The)	65,600	1,596,704
ChinaCast Education [a,c]	13,000	98,280
†Cintas Corporation	69,000	1,797,450
Convergys Corporation [a]	121,000	1,300,750
Copart [a]	131,100	4,802,193
Corinthian Colleges [a]	237,900	3,275,883
CRA International [a]	47,087	1,254,868
Diamond Management & Technology
Consultants	80,400	592,548
Epure International	50,000	25,845
Forrester Research [a]	40,300	1,045,785
Gartner [a]	213,000	3,842,520
Global Sources [a,c]	12,536	78,350
Hackett Group [a]	655,000	1,820,900
Hewitt Associates Cl. A [a]	126,720	5,355,187
ITT Educational Services [a]	17,000	1,631,320
Landauer	75,500	4,635,700
Manpower	65,600	3,580,448
ManTech International Cl. A [a]	35,400	1,709,112
MAXIMUS	124,900	6,245,000
Michael Page International	310,000	1,879,568
Monster Worldwide [a]	47,800	831,720
MPS Group [a]	423,500	5,818,890
Ritchie Bros. Auctioneers	337,700	7,574,611
Robert Half International	80,000	2,138,400
Sotheby’s	334,400	7,517,312
Spherion Corporation [a]	62,800	352,936

		72,548,340

Engineering and Construction - 1.2%
Desarrolladora Homex ADR [a,c]	14,100	474,042
Integrated Electrical Services [a]	355,400	2,079,090
Jacobs Engineering Group [a]	6,400	240,704
KBR	180,000	3,420,000
NVR [a]	5,000	3,553,550

		9,767,386

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture - 0.9%
Agria Corporation ADR [a,c]	25,000	$78,250
Alico	27,000	768,420
American Italian Pasta Cl. A [a,c]	31,500	1,095,885
Chaoda Modern Agriculture	308,872	328,544
China Green (Holdings)	782,000	740,201
Genting Plantations	50,000	90,835
Hanfeng Evergreen [a]	32,700	231,059
†Intrepid Potash [a,c]	69,927	2,039,771
MGP Ingredients [a,c]	127,400	974,610
Origin Agritech [a,c]	97,500	1,147,575
Zhongpin [a]	12,000	187,320

		7,682,470

Industrial Distribution - 0.8%
Lawson Products	161,431	2,849,257
MSC Industrial Direct Cl. A	83,900	3,943,300

		6,792,557

Transportation and Logistics - 4.7%
Alexander & Baldwin	60,000	2,053,800
C. H. Robinson Worldwide	60,000	3,523,800
Forward Air	269,750	6,757,237
Frozen Food Express Industries	286,635	945,895
Hub Group Cl. A [a]	174,400	4,679,152
†Kirby Corporation [a]	85,500	2,977,965
Landstar System	145,400	5,637,158
Patriot Transportation Holding [a]	70,986	6,705,338
Tidewater	36,000	1,726,200
Universal Truckload Services	129,576	2,345,326
UTI Worldwide	175,000	2,506,000

		39,857,871

Total (Cost $100,567,008)		140,136,223

Natural Resources – 10.5%
Energy Services - 5.8%
Cal Dive International [a]	50,000	378,000
CARBO Ceramics	83,700	5,705,829
Core Laboratories	10,000	1,181,200
Ensign Energy Services	225,100	3,228,474
Exterran Holdings [a,c]	103,600	2,222,220
Helmerich & Payne	53,700	2,141,556
ION Geophysical [a]	361,500	2,140,080
Jutal Offshore Oil Services [a]	120,000	17,497
Lufkin Industries	31,000	2,269,200
Major Drilling Group International	158,200	4,351,880
†Oil States International [a]	191,000	7,504,390
Pason Systems	169,800	1,891,447
RPC	25,000	260,000
SEACOR Holdings [a]	101,300	7,724,125
†ShawCor Cl. A	76,000	2,132,811
TETRA Technologies [a,c]	68,000	753,440
Trican Well Service	99,900	1,343,017
Unit Corporation [a]	46,000	1,955,000
Willbros Group [a]	103,800	1,751,106

		48,951,272

24 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas - 0.8%
Bill Barrett [a]	50,000	$1,555,500
Cimarex Energy	95,490	5,058,105

		6,613,605

Precious Metals and Mining - 2.4%
†Aquarius Platinum [a]	250,000	1,610,300
Cliffs Natural Resources	23,500	1,083,115
Etruscan Resources [a]	745,900	306,676
Gammon Gold [a]	198,300	2,183,283
Hecla Mining [a,c]	528,600	3,266,748
Hochschild Mining	300,000	1,634,172
IAMGOLD Corporation	135,620	2,121,097
Kimber Resources [a,c]	560,000	722,400
New Gold [a,c]	510,000	1,856,400
Northam Platinum	350,000	2,262,379
Northgate Minerals [a]	140,000	431,200
NovaGold Resources [a,c]	70,000	429,100
Pan American Silver [a]	41,000	976,210
Royal Gold	34,400	1,620,240
Zhaojin Mining Industry	15,000	29,586

		20,532,906

Real Estate - 1.3%
Avatar Holdings [a,c]	50,000	850,500
Consolidated-Tomoka Land	13,564	473,926
PICO Holdings [a]	106,100	3,472,653
St. Joe Company (The) [a,c]	43,000	1,242,270
Tejon Ranch [a,c]	163,102	4,765,840

		10,805,189

Other Natural Resources - 0.2%
†China Forestry Holdings [a]	5,946,000	1,679,488
Hidili Industry International Development [a]	175,000	217,739

		1,897,227

Total (Cost $60,420,261)		88,800,199

Technology – 19.2%
Aerospace and Defense - 1.6%
AerCap Holdings [a,c]	45,000	407,700
Ducommun	117,200	2,192,812
†FLIR Systems [a]	75,000	2,454,000
HEICO Corporation	107,700	4,774,341
HEICO Corporation Cl. A	63,100	2,269,076
Hexcel Corporation [a]	47,500	616,550
†Moog Cl. A [a]	25,000	730,750

		13,445,229

Components and Systems - 5.0%
AAC Acoustic Technologies Holdings	110,700	182,948
Analogic Corporation	40,135	1,545,599
Belden	57,800	1,266,976
Benchmark Electronics [a]	165,200	3,123,932
Checkpoint Systems [a]	56,060	854,915
China Digital TV Holding Company ADR	20,000	121,800
China Security & Surveillance Technology [a,c]	6,000	45,840
	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
Diebold	151,600	$4,313,020
Dionex Corporation [a]	52,900	3,907,723
Electronics for Imaging [a,c]	8,517	110,806
Energy Conversion Devices [a,c]	84,500	893,165
Intermec [a]	23,000	295,780
Newport Corporation [a]	483,500	4,443,365
Perceptron [a]	357,700	1,148,217
Plexus Corporation [a]	215,700	6,147,450
Richardson Electronics	520,712	3,056,579
Technitrol	261,200	1,144,056
Teradata Corporation [a]	97,000	3,048,710
Vaisala Cl. A	108,500	3,902,380
VTech Holdings	66,050	631,427
Western Digital [a]	4,500	198,675
Zebra Technologies Cl. A [a]	76,525	2,170,249

		42,553,612

Distribution - 1.0%
Agilysys	165,125	1,502,637
Anixter International [a]	61,795	2,910,545
Avnet [a]	8,000	241,280
China 3C Group [a]	6,600	3,300
Tech Data [a]	86,500	4,036,090

		8,693,852

Internet Software and Services - 0.2%
NetEase.com ADR [a,c]	3,500	131,635
Perficient [a]	10,000	84,300
RealNetworks [a]	245,400	910,434

		1,126,369

IT Services - 2.3%
AsiaInfo Holdings [a,c]	9,900	301,653
Black Box	42,300	1,198,782
Sapient Corporation [a,c]	756,602	6,257,099
SRA International Cl. A [a]	248,800	4,752,080
Syntel	122,379	4,654,073
Total System Services	106,000	1,830,620
Yucheng Technologies [a]	20,840	177,765

		19,172,072

Semiconductors and Equipment - 3.3%
ASM Pacific Technology	18,000	169,189
BE Semiconductor Industries [a,c]	58,000	214,600
Brooks Automation [a]	5,152	44,204
Cognex Corporation	236,200	4,185,464
Coherent [a,c]	215,500	6,406,815
Diodes [a]	252,450	5,162,603
EVS Broadcast Equipment	12,000	764,878
Exar Corporation [a]	157,576	1,120,365
Himax Technologies ADR	80,500	222,985
Image Sensing Systems [a]	8,310	96,396
International Rectifier [a]	120,000	2,654,400
Intevac [a]	57,450	658,952
Power Integrations	49,000	1,781,640
TTM Technologies [a]	221,400	2,552,742
Vimicro International ADR [a]	270,000	1,314,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 25

Royce Value Trust	December 31, 2009

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Virage Logic [a]	158,100	$869,550

		28,219,683

Software - 3.9%
ACI Worldwide [a]	201,150	3,449,723
Activision Blizzard [a]	21,000	233,310
Advent Software [a,c]	130,300	5,307,119
ANSYS [a]	100,000	4,346,000
Aspen Technology [a]	42,100	412,580
†ATA ADR [a,c]	47,100	207,240
†Aveva Group	85,000	1,381,541
Avid Technology [a]	186,000	2,373,360
Blackbaud	36,890	871,711
Epicor Software [a]	79,900	608,838
Fair Isaac	54,500	1,161,395
JDA Software Group [a]	99,900	2,544,453
Majesco Entertainment [a,c]	36,255	41,693
National Instruments	167,900	4,944,655
Net 1 UEPS Technologies [a,c]	50,000	971,000
Novell [a]	50,000	207,500
†Parametric Technology [a,c]	59,300	968,962
PLATO Learning [a]	149,642	652,439
†Rosetta Stone [a,c]	2,000	35,900
Sybase [a]	57,600	2,499,840
THQ [a]	20,000	100,800

		33,320,059

Telecommunications - 1.9%
Adaptec [a]	1,568,800	5,255,480
ADTRAN	65,000	1,465,750
†Citic 1616 Holdings	6,216,500	2,097,165
†Comtech Telecommunications [a]	73,500	2,576,175
Globecomm Systems [a]	233,700	1,827,534
LiveWire Mobile [a,c]	38,000	89,300
Sonus Networks [a,c]	554,000	1,168,940
Sycamore Networks	22,100	462,111
Tandberg	30,000	854,605
Zhone Technologies [a,c]	1,120,000	458,752

		16,255,812

Total (Cost $150,756,881)		162,786,688

	SHARES	VALUE
Miscellaneous [e] – 4.9%
Total (Cost $36,654,318)		$41,713,439

TOTAL COMMON STOCKS
(Cost $826,766,306)		996,407,315

PREFERRED STOCK – 0.2%
Seneca Foods Conv. [a,b]
(Cost $1,279,250)	85,000	1,826,055

REPURCHASE AGREEMENT – 8.2%

State Street Bank & Trust Company,0.005% dated 12/31/09, due 1/4/10, maturity value $70,008,039 (collateralized by obligations of various U.S. Government Agencies, 4.25%-7.125% due 6/15/10-8/15/10, valued at $71,760,372)

(Cost $70,008,000)		70,008,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $31,105,857)		31,105,857

TOTAL INVESTMENTS – 129.4%
(Cost $929,159,413)		1,099,347,227

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.5)%		(29,570,479)

PREFERRED STOCK – (25.9)%		(220,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%		$849,776,748

†	New additions in 2009.
[a]	Non-income producing.
[b]
Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[c]	All or a portion of these securities were on loan at December 31, 2009. Total market value of loaned securities at December 31, 2009 was $30,123,697.
[d]
At December 31, 2009, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[e]	Includes securities first acquired in 2009 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2009 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $926,083,767. At December 31, 2009, net unrealized appreciation for all securities was $173,263,460, consisting of aggregate gross unrealized appreciation of $293,893,010 and aggregate gross unrealized depreciation of $120,629,550. The primary difference between book and tax basis cost is the timing of the recognition of partnership income and losses on securities sold.

26 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	December 31, 2009

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $853,413,097)	$1,027,255,979
Affiliated Companies (cost $5,738,316)	2,083,248

Total investments at value	1,029,339,227
Repurchase agreements (at cost and value)	70,008,000
Cash and foreign currency	66,516
Receivable for investments sold	1,088,683
Receivable for dividends and interest	1,003,734
Prepaid expenses and other assets	239,282

Total Assets	1,101,745,442

LIABILITIES:
Payable for collateral on loaned securities	31,105,857
Payable for investments purchased	333,631
Preferred dividends accrued but not yet declared	288,448
Accrued expenses	240,758

Total Liabilities	31,968,694

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$849,776,748

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 66,023,310 shares outstanding (150,000,000 shares authorized)	$783,354,589
Undistributed net investment income (loss)	2,135,911
Accumulated net realized gain (loss) on investments and foreign currency	(105,611,604)
Net unrealized appreciation (depreciation) on investments and foreign currency	170,186,301
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share - $12.87)	$849,776,748

*Investments at identified cost (including $31,105,857 of collateral on loaned securities)	$859,151,413
Market value of loaned securities	30,123,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 27

Royce Value Trust	Year Ended December 31, 2009

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$11,685,155
Affiliated Companies	145,452
Interest	83,779
Securities lending	306,349

Total income	12,220,735

Expenses:
Investment advisory fees	–
Stockholder reports	414,110
Custody and transfer agent fees	208,085
Administrative and office facilities	132,707
Directors’ fees	99,153
Professional fees	80,762
Other expenses	146,225

Total expenses	1,081,042

Net investment income (loss)	11,139,693

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	(78,760,748)
Investments in Affiliated Companies	(2,488,607)
Foreign currency transactions	31,207
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	340,202,736
Other assets and liabilities denominated in foreign currency	2,071

Net realized and unrealized gain (loss) on investments and foreign currency	258,986,659

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	270,126,352

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$257,146,352
* Net of foreign withholding tax of $340,052.

28 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$11,139,693	$8,857,568
Net realized gain (loss) on investments and foreign currency	(81,218,148)	41,802,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency	340,204,807	(567,740,312)

Net increase (decrease) in net assets from investment operations	270,126,352	(517,080,670)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(11,909,351)	(621,668)
Net realized gain on investments and foreign currency	–	(12,358,332)
Return of capital	(1,070,649)	–

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	257,146,352	(530,060,670)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(3,638,680)
Net realized gain on investments and foreign currency	–	(72,334,389)
Return of capital	(20,600,435)	(29,418,267)

Total distributions to Common Stockholders	(20,600,435)	(105,391,336)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	9,996,769	54,016,743

Total capital stock transactions	9,996,769	54,016,743

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	246,542,686	(581,435,263)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	603,234,062	1,184,669,325

End of year (including undistributed net investment income (loss) of $2,135,911 at 12/31/09 and $3,331,228 at 12/31/08)	$849,776,748	$603,234,062

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 29

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF PERIOD	$9.37	$19.74	$20.62	$18.87	$18.95

INVESTMENT OPERATIONS:
Net investment income (loss)	0.17	0.14	0.09	0.13	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.87	(8.50)	1.13	3.63	1.75

Total investment operations	4.04	(8.36)	1.22	3.76	1.76

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.18)	(0.01)	(0.01)	(0.02)	–
Net realized gain on investments and foreign currency	–	(0.20)	(0.21)	(0.21)	(0.24)
Return of capital	(0.02)	–	–	–	–

Total distributions to Preferred Stockholders	(0.20)	(0.21)	(0.22)	(0.23)	(0.24)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS FROM INVESTMENT OPERATIONS	3.84	(8.57)	1.00	3.53	1.52

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.06)	(0.09)	(0.14)	–
Net realized gain on investments and foreign currency	–	(1.18)	(1.76)	(1.64)	(1.61)
Return of capital	(0.32)	(0.48)	–	–	–

Total distributions to Common Stockholders	(0.32)	(1.72)	(1.85)	(1.78)	(1.61)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.08)	(0.03)	(0.00)	0.01

Total capital stock transactions	(0.02)	(0.08)	(0.03)	(0.00)	0.01

NET ASSET VALUE, END OF PERIOD	$12.87	$9.37	$19.74	$20.62	$18.87

MARKET VALUE, END OF PERIOD	$10.79	$8.39	$18.58	$22.21	$20.08

TOTAL RETURN (a):
Market Value	35.39%	(48.27)%	(8.21)%	20.96%	6.95%
Net Asset Value	44.59%	(45.62)%	5.04%	19.50%	8.41%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	0.16%	1.39%	1.38%	1.29%	1.49%
Management fee expense (d)	0.00%	1.27%	1.29%	1.20%	1.37%
Other operating expenses	0.16%	0.12%	0.09%	0.09%	0.12%
Net investment income (loss)	1.66%	0.94%	0.43%	0.62%	0.03%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$849,777	$603,234	$1,184,669	$1,180,428	$1,032,120
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	31%	25%	26%	21%	31%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$121.57	$93.55	$159.62	$159.14	$142.29
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$23.18	$22.51	$23.68	$23.95	$24.75

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.12%, 1.13%, 1.17%, 1.08% and 1.22% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees and after earnings credits would have been 0.16%, 1.39%, 1.38%, 1.29% and 1.49% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

30 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through February 23, 2010, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common stocks	$823,769,244	$172,422,529	$215,542	$996,407,315
Preferred stocks	–	–	1,826,055	1,826,055
Cash equivalents	31,105,857	70,008,000	–	101,113,857

Level 3 Reconciliation:
					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/08	Purchases	Transfers In	Sales	Gain (Loss)(1)	12/31/09

Common stocks	$39,967	$2,098	$494,351	$88,292	$(232,582)	$215,542
Preferred stocks	1,599,615	–	–	–	226,440	1,826,055

(1)
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2009 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund pays any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

32 | 2009 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Capital Stock:
     The Fund issued 1,646,914 and 4,367,983 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2009 and 2008, respectively.
     At December 31, 2009, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For each of the twelve rolling 36-month periods ended December 31, 2009, the Fund had negative investment performance and, accordingly, paid no advisory fee.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $248,581,541 and $291,550,287, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders during 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary income	–	$4,477,547
Long-term capital gain	–	71,495,522
Return of capital	$20,600,435	29,418,267

	$20,600,435	$105,391,336

The tax character of distributions paid to preferred stockholders during 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary income	$11,909,351	$764,989
Long-term capital gain	–	12,215,011
Return of capital	1,070,649	–

	$12,980,000	$12,980,000

2009 Annual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
	As of December 31, 2009, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

	Capital loss carryforward to 12/31/17	$(101,981,568)
	Unrealized appreciation (depreciation)	173,261,948
	Post October loss*	(4,569,772)
	Accrued preferred distributions	(288,449)

		$66,422,159

*
Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, the Fund had $4,569,772 of post October losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2009, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$(425,659)	$(189,017)	$614,676

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2006-2009) and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2009:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	Gain (Loss)	Income	12/31/09	12/31/09
Delta Apparel*	605,560	$2,210,294	–	$4,297,286	$(2,488,607)	–
Timberland Bancorp	469,200	3,495,540	–	–	–	$145,452	469,200	$2,083,248
		$5,705,834			$(2,488,607)	$145,452		$2,083,248
*Not an Affiliated Company at December 31, 2009.

34 | 2009 Annual Report to Stockholders

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2010

2009 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 110.3%

Consumer Products – 8.0%
Apparel, Shoes and Accessories - 1.8%
K-Swiss Cl. A [a]	47,400	$471,156
Movado Group	168,840	1,641,125
Steven Madden [a]	10,300	424,772
True Religion Apparel [a,b]	25,500	471,495
Weyco Group	48,000	1,134,720
Yamato International	40,000	141,289

		4,284,557

Consumer Electronics - 0.7%
DTS [a]	50,000	1,710,500

Food/Beverage/Tobacco - 2.2%
†Asian Citrus Holdings	1,060,000	857,813
Cal-Maine Foods	22,500	766,800
†Heckmann Corporation [a,b]	200,000	998,000
HQ Sustainable Maritime Industries [a]	72,800	512,512
Seneca Foods Cl. A [a,b]	51,400	1,226,918
Seneca Foods Cl. B [a]	42,500	1,027,225

		5,389,268

Health, Beauty and Nutrition - 0.5%
NutriSystem	37,700	1,175,109

Home Furnishing and Appliances - 2.8%
American Woodmark	72,000	1,416,960
†Ethan Allen Interiors	66,600	893,772
Flexsteel Industries	172,500	1,764,675
†Koss Corporation [c]	73,400	36,700
Lumber Liquidators [a,b]	29,900	801,320
Natuzzi ADR [a]	409,800	1,323,654
Universal Electronics [a]	31,000	719,820

		6,956,901

Total (Cost $14,783,625)		19,516,335

Consumer Services – 3.5%
Online Commerce - 0.3%
Alloy [a]	36,002	280,096
CryptoLogic	88,300	323,178
1-800-FLOWERS.COM Cl. A [a]	34,540	91,531

		694,805

Restaurants and Lodgings - 0.0%
Benihana Cl. A [a]	16,300	61,777

Retail Stores - 3.2%
America’s Car-Mart [a]	92,800	2,443,424
Charming Shoppes [a,b]	266,200	1,722,314
China Nepstar Chain Drugstore ADR	24,300	177,147
dELiA*s [a]	75,000	140,250
DSW Cl. A [a,b]	10,500	271,740
Le Chateau Cl. A	27,900	364,139
Stein Mart [a]	178,900	1,907,074
West Marine [a]	86,000	693,160

		7,719,248

Total (Cost $6,157,176)		8,475,830

	SHARES	VALUE
Diversified Investment Companies – 0.9%
Closed-End Funds - 0.9%
Central Fund of Canada Cl. A	131,700	$1,814,826
Urbana Corporation [a]	237,600	343,047

Total (Cost $847,767)		2,157,873

Financial Intermediaries – 9.3%
Banking - 3.8%
Alliance Bancorp, Inc. of Pennsylvania	50,420	423,528
B of I Holding [a,b]	100,000	1,000,000
BCB Holdings [a]	806,207	1,256,610
Cass Information Systems	15,000	456,000
Centrue Financial	66,600	177,822
CFS Bancorp	75,000	242,250
Chemung Financial	40,000	818,000
Commercial National Financial	20,000	346,600
Fauquier Bankshares	135,800	1,683,920
Financial Institutions	36,000	424,080
First Bancorp	40,200	619,884
HopFed Bancorp	61,000	579,500
LCNB Corporation	30,000	315,000
Wilber Corporation (The)	126,850	913,320

		9,256,514

Insurance - 0.9%
Greenlight Capital Re Cl. A [a]	13,500	318,195
Hilltop Holdings [a]	121,400	1,413,096
Independence Holding	95,800	555,640

		2,286,931

Real Estate Investment Trusts - 0.6%
†Colony Financial	49,717	1,012,735
Vestin Realty Mortgage II [a]	214,230	467,022

		1,479,757

Securities Brokers - 3.5%
Cowen Group Cl. A [a]	340,534	2,015,961
Diamond Hill Investment Group	24,479	1,572,286
FBR Capital Markets [a]	326,600	2,018,388
International Assets Holding Corporation [a]	17,310	251,688
Sanders Morris Harris Group	199,000	1,094,500
Thomas Weisel Partners Group [a]	376,200	1,422,036

		8,374,859

Securities Exchanges - 0.5%
Bolsa Mexicana de Valores [a]	948,500	1,113,664

Total (Cost $27,714,174)		22,511,725

Financial Services – 9.2%
Diversified Financial Services - 1.1%
Encore Capital Group [a]	32,000	556,800
World Acceptance [a,b]	61,351	2,198,206

		2,755,006

Information and Processing - 0.3%
Value Line	32,487	815,749

Insurance Brokers - 0.2%
Western Financial Group	148,000	367,930

36 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Financial Services (continued)
Investment Management - 4.6%
BKF Capital Group [a]	130,200	$121,086
Dundee Corporation Cl. A [a]	140,200	1,626,071
Endeavour Financial [b]	393,200	665,453
Epoch Holding Corporation	196,500	2,053,425
Evercore Partners Cl. A	13,200	401,280
JZ Capital Partners	245,666	957,878
MVC Capital	136,200	1,607,160
Queen City Investments	948	957,480
Sceptre Investment Counsel	78,000	417,651
U.S. Global Investors Cl. A	91,500	1,126,365
†VZ Holding	15,000	1,141,616

		11,075,465

Special Purpose Acquisition Corporation - 0.5%
Shellproof [a]	29,192	16,503
Westway Group	220,000	1,122,000

		1,138,503

Specialty Finance - 0.2%
NGP Capital Resources	68,080	553,490

Other Financial Services - 2.3%
†Kennedy-Wilson Holdings [a]	631,766	5,654,306

Total (Cost $20,367,893)		22,360,449

Health – 9.7%
Commercial Services - 0.4%
PAREXEL International [a]	40,000	564,000
PDI [a,b]	104,800	505,136

		1,069,136

Drugs and Biotech - 1.2%
Adolor Corporation [a,b]	460,500	672,330
Hi-Tech Pharmacal [a,b]	17,700	496,485
†Simcere Pharmaceutical Group ADR [a,b]	25,700	237,468
Sinovac Biotech [a,b]	23,900	151,287
Strategic Diagnostics [a]	150,000	207,000
Theragenics Corporation [a,b]	306,900	411,246
ViroPharma [a]	77,000	646,030

		2,821,846

Health Services - 2.5%
Advisory Board (The) [a,b]	51,700	1,585,122
Air Methods [a,b]	8,007	269,195
Computer Programs and Systems	3,800	174,990
eResearch Technology [a]	127,000	763,270
Gentiva Health Services [a]	23,000	621,230
HMS Holdings [a,b]	11,900	579,411
On Assignment [a]	41,100	293,865
PharMerica Corporation [a]	40,000	635,200
Psychemedics Corporation	37,500	275,625
Res-Care [a]	59,220	663,264
U.S. Physical Therapy [a]	10,000	169,300

		6,030,472

Medical Products and Devices - 5.6%
Allied Healthcare Products [a]	226,798	1,215,637
Atrion Corporation	5,500	856,460
CAS Medical Systems [a,b]	62,600	128,956
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Cynosure Cl. A [a,b]	18,500	$212,565
Exactech [a,b]	121,000	2,094,510
Kensey Nash [a]	20,000	510,000
Medical Action Industries [a]	125,250	2,011,515
MEDTOX Scientific [a]	20,000	155,000
†Mesa Laboratories	45,619	1,202,061
NMT Medical [a]	228,500	564,395
†Somanetics Corporation [a,b]	75,247	1,320,585
Syneron Medical [a,b]	69,200	723,140
Utah Medical Products	42,300	1,240,236
Young Innovations	61,450	1,522,731

		13,757,791

Total (Cost $19,413,170)		23,679,245

Industrial Products – 21.4%
Automotive - 1.0%
Norstar Founders Group [a,c]	771,500	36,319
SORL Auto Parts [a,b]	87,677	747,885
US Auto Parts Network [a,b]	280,900	1,460,680
Wonder Auto Technology [a]	14,500	170,520

		2,415,404

Building Systems and Components - 2.2%
AAON	73,000	1,422,770
Apogee Enterprises	57,900	810,600
Drew Industries [a,b]	90,000	1,858,500
LSI Industries	79,812	628,919
†NCI Building Systems [a]	42,000	76,020
Preformed Line Products	16,000	700,800

		5,497,609

Construction Materials - 1.9%
Ash Grove Cement	8,000	1,168,000
Monarch Cement	52,303	1,595,241
Trex Company [a]	90,000	1,764,000

		4,527,241

Industrial Components - 1.6%
Deswell Industries	574,371	2,320,459
Graham Corporation	34,500	714,150
Powell Industries [a]	26,800	845,004

		3,879,613

Machinery - 5.9%
Burnham Holdings Cl. A	95,000	888,250
Columbus McKinnon [a]	10,100	137,966
Eastern Company (The)	39,750	533,843
FreightCar America	41,000	813,030
Hardinge	260,000	1,430,000
Hollysys Automation Technologies [a,b]	168,492	2,023,589
Hurco Companies [a]	56,666	838,657
Jinpan International	17,312	825,263
K-Tron International [a]	8,426	916,243
†Rofin-Sinar Technologies [a]	37,000	873,570
Sun Hydraulics	65,425	1,717,406
Tennant Company	92,300	2,417,337

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
†Williams Controls [a]	125,000	$987,500

		14,402,654

Metal Fabrication and Distribution - 2.8%
Central Steel & Wire	1,088	761,600
CompX International Cl. A	107,500	813,775
Encore Wire	15,000	316,050
Foster (L.B.) Company Cl. A [a]	11,100	330,891
Friedman Industries	2,025	11,806
Fushi Copperweld [a]	36,583	370,220
Horsehead Holding Corporation [a]	13,800	175,950
Ladish Company [a]	45,000	678,600
NN [a]	114,300	452,628
Olympic Steel	22,000	716,760
RTI International Metals [a]	84,900	2,136,933

		6,765,213

Miscellaneous Manufacturing - 2.9%
AZZ [a]	2,000	65,400
†Griffon Corporation [a]	89,500	1,093,690
PMFG [a]	143,800	2,330,998
Quixote Corporation [a,b]	183,400	1,168,258
Raven Industries	58,400	1,855,368
Synalloy Corporation	58,200	509,250

		7,022,964

Pumps, Valves and Bearings - 0.1%
CIRCOR International	14,000	352,520

Specialty Chemicals and Materials - 2.3%
Aceto Corporation	72,219	371,928
Balchem Corporation	42,250	1,415,797
Hawkins	69,866	1,525,175
Park Electrochemical	15,400	425,656
†Rogers Corporation [a,b]	58,400	1,770,104

		5,508,660

Textiles - 0.6%
Interface Cl. A	27,000	224,370
J.G. Boswell Company	2,490	1,344,600

		1,568,970

Other Industrial Products - 0.1%
Research Frontiers [a,b]	50,000	189,500

Total (Cost $35,893,193)		52,130,348

Industrial Services – 13.7%
Commercial Services - 5.4%
Acacia Research-Acacia Technologies [a,b]	68,290	622,122
ATC Technology [a]	25,200	601,020
CBIZ [a]	47,000	361,900
Diamond Management & Technology Consultants	138,100	1,017,797
Exponent [a]	58,400	1,625,856
Forrester Research [a]	54,900	1,424,655
Global Sources [a]	33,330	208,313
Heidrick & Struggles International	10,000	312,400
Heritage-Crystal Clean [a]	118,283	1,237,240
Kforce [a]	60,000	750,000
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Rentrak Corporation [a,b]	58,300	$1,030,161
†Spectrum Group International [a,b]	6,925	13,019
Spherion Corporation [a]	436,600	2,453,692
Team [a]	83,000	1,561,230

		13,219,405

Engineering and Construction - 1.7%
Cavco Industries [a]	12,491	448,677
Insituform Technologies Cl. A [a]	34,300	779,296
Integrated Electrical Services [a]	132,000	772,200
Layne Christensen [a]	8,200	235,422
†MYR Group [a,b]	28,500	515,280
Skyline Corporation	62,100	1,142,640
Sterling Construction [a]	11,700	224,406

		4,117,921

Food, Tobacco and Agriculture - 1.4%
Farmer Bros.	47,400	935,676
Hanfeng Evergreen [a]	51,100	361,074
Origin Agritech [a,b]	161,888	1,905,421
†Zhongpin [a]	12,300	192,003

		3,394,174

Industrial Distribution - 1.0%
Houston Wire & Cable	67,375	801,762
Lawson Products	70,269	1,240,248
Toshin Group	18,600	322,893

		2,364,903

Printing - 0.7%
Bowne & Co.	68,989	460,847
Courier Corporation	30,450	433,912
CSS Industries	18,043	350,756
Multi-Color Corporation	28,264	345,103

		1,590,618

Transportation and Logistics - 3.5%
Dynamex [a,b]	86,000	1,556,600
Forward Air	50,700	1,270,035
Frozen Food Express Industries	157,000	518,100
Marten Transport [a]	8,550	153,473
Pacer International [a]	35,000	110,600
Patriot Transportation Holding [a,b]	19,000	1,794,740
Transat A.T. Cl. B [a]	31,800	641,564
Universal Truckload Services	134,200	2,429,020

		8,474,132

Other Industrial Services - 0.0%
American Ecology	6,000	102,240

Total (Cost $27,609,802)		33,263,393

Natural Resources – 11.3%
Energy Services - 4.6%
CE Franklin [a]	81,350	552,366
Dawson Geophysical [a,b]	53,213	1,229,752
Dril-Quip [a]	22,500	1,270,800
Gulf Island Fabrication	29,116	612,309
ION Geophysical [a]	50,000	296,000
Lufkin Industries	1,000	73,200

38 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
†North American Energy Partners [a,b]	50,000	$363,000
OYO Geospace [a,b]	7,130	305,806
Pason Systems	139,200	1,550,586
Pioneer Drilling [a]	57,500	454,250
T-3 Energy Services [a,b]	39,150	998,325
Tesco Corporation [a]	50,000	645,500
Willbros Group [a]	159,200	2,685,704
World Energy Solutions [a]	72,920	210,010

		11,247,608

Oil and Gas - 0.3%
Approach Resources [a]	12,000	92,640
GeoMet [a,b]	75,000	109,500
†GeoResources [a,b]	30,000	409,800

		611,940

Precious Metals and Mining - 3.6%
Alamos Gold [a]	47,100	565,641
Allied Nevada Gold [a]	123,700	1,865,396
Aurizon Mines [a]	197,000	886,500
Brush Engineered Materials [a,b]	27,000	500,580
Chesapeake Gold [a]	20,000	158,340
Exeter Resource [a,b]	170,000	1,207,000
Gammon Gold [a]	83,836	923,035
Midway Gold [a]	345,000	267,199
Minefinders Corporation [a]	36,000	370,800
New Gold [a]	141,200	513,968
Northgate Minerals [a]	270,000	831,600
Seabridge Gold [a]	16,700	405,309
Victoria Gold [a]	200,000	130,038
Vista Gold [a]	50,000	122,500

		8,747,906

Real Estate - 2.8%
Avatar Holdings [a]	50,104	852,269
Consolidated-Tomoka Land	29,100	1,016,754
PICO Holdings [a]	45,700	1,495,761
Pope Resources L.P.	57,205	1,407,243
Tejon Ranch [a]	65,100	1,902,222
ZipRealty [a]	25,000	94,000

		6,768,249

Total (Cost $19,726,498)		27,375,703

Technology – 18.4%
Aerospace and Defense - 2.4%
Applied Signal Technology	18,500	356,865
Ducommun	72,100	1,348,991
HEICO Corporation	33,600	1,489,488
Innovative Solutions and Support [a]	100,000	459,000
Integral Systems [a]	161,782	1,401,032
SIFCO Industries	45,800	654,482

		5,709,858

Components and Systems - 3.5%
Frequency Electronics [a,b]	275,000	1,413,500
Methode Electronics	206,400	1,791,552
Newport Corporation [a]	55,900	513,721
	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
OPTEX Company	14,200	$128,347
Richardson Electronics	250,900	1,472,783
Rimage Corporation [a]	79,200	1,373,328
†Silicon Graphics International [a,b]	90,000	630,900
Technitrol	150,000	657,000
TransAct Technologies [a]	78,600	545,484

		8,526,615

Distribution - 0.4%
Agilysys	90,000	819,000
ScanSource [a]	7,600	202,920

		1,021,920

Internet Software and Services - 1.1%
ActivIdentity Corporation [a,b]	160,000	376,000
iPass	210,000	218,400
Marchex Cl. B	95,000	482,600
†Support.com [a]	380,000	1,003,200
WebMediaBrands [a]	525,000	472,500

		2,552,700

IT Services - 4.5%
AsiaInfo Holdings [a,b]	3,500	106,645
Computer Task Group [a]	256,100	2,051,361
iGATE Corporation	258,400	2,584,000
Sapient Corporation [a]	500,000	4,135,000
Syntel	43,300	1,646,699
Yucheng Technologies [a]	55,060	469,662

		10,993,367

Semiconductors and Equipment - 2.6%
Advanced Energy Industries [a]	7,600	114,608
ATMI [a,b]	6,400	119,168
Coherent [a]	34,000	1,010,820
Exar Corporation [a]	121,208	861,789
Ikanos Communications [a]	75,000	140,250
Micrel	80,000	656,000
Microtune [a]	362,000	818,120
PLX Technology [a]	80,000	258,400
TTM Technologies [a]	114,400	1,319,032
Virage Logic [a,b]	200,000	1,100,000

		6,398,187

Software - 3.0%
ACI Worldwide [a]	69,600	1,193,640
Actuate Corporation [a]	35,000	149,800
American Software Cl.A	63,700	382,200
Bottomline Technologies [a]	15,800	277,606
Double-Take Software [a,b]	22,400	223,776
Fundtech [a]	51,000	625,770
Geeknet [a,b]	795,000	946,050
Pegasystems	84,000	2,856,000
PLATO Learning [a]	140,000	610,400

		7,265,242

Telecommunications - 0.9%
Anaren [a]	8,000	120,400
Atlantic Tele-Network	14,700	808,647
Cogo Group [a,b]	30,600	225,522

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 39

Royce Micro-Cap Trust	December 31, 2009

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Diguang International Development [a]	230,000	$59,800
Globecomm Systems [a]	22,730	177,749
PC-Tel [a]	44,100	261,072
Zhone Technologies [a]	1,331,600	545,423

		2,198,613

Total (Cost $30,128,023)		44,666,502

Miscellaneous [d] – 4.9%
Total (Cost $8,737,928)		11,988,553

TOTAL COMMON STOCKS
(Cost $211,379,249)		268,125,956

PREFERRED STOCK – 0.4%
Seneca Foods Conv. [a]
(Cost $578,719)	45,409	998,998

REPURCHASE AGREEMENT – 14.0%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10, maturity value $34,077,019 (collateralized by obligations of various U.S. Government Agencies, 7.00% due 3/15/10, valued at $34,931,250) (Cost $34,077,000)		34,077,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $10,155,020)	$10,155,020

TOTAL INVESTMENTS – 128.9%
(Cost $256,189,988)	313,356,974

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.2)%	(10,200,854)

PREFERRED STOCK – (24.7)%	(60,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$243,156,120

†	New additions in 2009.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2009. Total market value of loaned securities at December 31, 2009 was $10,460,997.
[c]
Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[d]	Includes securities first acquired in 2009 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2009 market value.

TAX INFORMATION:  The cost of total investments for Federal income tax purposes was $258,789,950. At December 31, 2009, net unrealized appreciation for all securities was $54,567,024, consisting of aggregate gross unrealized appreciation of $84,696,749 and aggregate gross unrealized depreciation of $30,129,725. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

40 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	December 31, 2009

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)*	$279,279,974
Repurchase agreements (at cost and value)	34,077,000
Cash and foreign currency	12,813
Receivable for investments sold	216,158
Receivable for dividends and interest	305,515
Prepaid expenses and other assets	16,139

Total Assets	313,907,599

LIABILITIES:
Payable for collateral on loaned securities	10,155,020
Payable for investments purchased	164,714
Payable for investment advisory fee	246,743
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	105,002

Total Liabilities	10,751,479

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$243,156,120

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 27,333,915 shares outstanding (150,000,000 shares authorized)	$225,210,492
Undistributed net investment income (loss)	(2,035,268)
Accumulated net realized gain (loss) on investments and foreign currency	(37,100,606)
Net unrealized appreciation (depreciation) on investments and foreign currency	57,161,502
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $8.90)	$243,156,120

*Investments at identified cost (including $10,155,020 of collateral on loaned securities)	$222,112,988
Market value of loaned securities	10,460,997

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 41

Royce Micro-Cap Trust	Year Ended December 31, 2009

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$2,873,383
Affiliated Companies	82,888
Interest	27,947
Securities lending	139,313

Total income	3,123,531

Expenses:
Investment advisory fees	2,967,320
Stockholder reports	128,922
Custody and transfer agent fees	71,684
Professional fees	53,382
Directors’ fees	48,836
Administrative and office facilities	37,661
Other expenses	67,153

Total expenses	3,374,958
Fees waived by investment adviser	(289,167)

Net expenses	3,085,791

Net investment income (loss)	37,740

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	(7,658,957)
Investments in Affiliated Companies	(352,375)
Foreign currency transactions	(652)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	87,504,699
Other assets and liabilities denominated in foreign currency	(6,217)

Net realized and unrealized gain (loss) on investments and foreign currency	79,486,498

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	79,524,238

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$75,924,238
* Net of foreign withholding tax of $33,276.

42 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/09	12/31/08

INVESTMENT OPERATIONS:
Net investment income (loss)	$37,740	$408,780
Net realized gain (loss) on investments and foreign currency	(8,011,984)	(6,824,087)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	87,498,482	(138,088,528)

Net increase (decrease) in net assets from investment operations	79,524,238	(144,503,835)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(1,009,948)	(362,850)
Net realized gain on investments and foreign currency	–	(3,237,150)
Return of capital	(2,590,052)	–

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	75,924,238	(148,103,835)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(2,356,920)
Net realized gain on investments and foreign currency	–	(20,757,478)
Return of capital	(5,846,946)	(6,834,718)

Total distributions to Common Stockholders	(5,846,946)	(29,949,116)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	3,224,397	16,431,866

Total capital stock transactions	3,224,397	16,431,866

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	73,301,689	(161,621,085)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	169,854,431	331,475,516

End of year (including undistributed net investment income (loss) of $(2,035,268) at 12/31/09 and $(1,117,851) at 12/31/08)	$243,156,120	$169,854,431

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 43

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF PERIOD	$6.39	$13.48	$14.77	$13.43	$14.34

INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	0.02	(0.00)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.88	(5.70)	0.24	3.04	1.14

Total investment operations	2.88	(5.68)	0.24	3.05	1.11

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.04)	(0.01)	(0.01)	(0.02)	–
Net realized gain on investments and foreign currency	–	(0.13)	(0.14)	(0.14)	(0.17)
Return of capital	(0.09)	–	–	–	–

Total distributions to Preferred Stockholders	(0.13)	(0.14)	(0.15)	(0.16)	(0.17)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	2.75	(5.82)	0.09	2.89	0.94

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.09)	(0.08)	(0.20)	–
Net realized gain on investments and foreign currency	–	(0.83)	(1.27)	(1.35)	(1.85)
Return of capital	(0.22)	(0.27)	–	–	–

Total distributions to Common Stockholders	(0.22)	(1.19)	(1.35)	(1.55)	(1.85)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.08)	(0.03)	(0.00)	0.00

Total capital stock transactions	(0.02)	(0.08)	(0.03)	(0.00)	0.00

NET ASSET VALUE, END OF PERIOD	$8.90	$6.39	$13.48	$14.77	$13.43

MARKET VALUE, END OF PERIOD	$7.37	$5.62	$11.94	$16.57	$14.56

TOTAL RETURN (a):
Market Value	37.91%	(45.84)%	(20.54)%	26.72%	8.90%
Net Asset Value	46.47%	(45.45)%	0.64%	22.46%	6.75%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.59%	1.55%	1.56%	1.64%	1.63%
Management fee expense (d)	1.38%	1.39%	1.44%	1.49%	1.43%
Other operating expenses	0.21%	0.16%	0.12%	0.15%	0.20%
Net investment income (loss)	0.02%	0.15%	(0.07)%	0.05%	(0.27)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$243,156	$169,854	$331,476	$343,682	$293,719
Liquidation Value of Preferred Stock, End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	30%	42%	41%	34%	46%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$126.32	$95.77	$163.11	$168.20	$147.38
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$23.47	$23.08	$24.06	$24.15	$24.97

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.21%, 1.26%, 1.33%, 1.38% and 1.35% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment advisor would have been 1.74% and 1.58% for the years December 31, 2009 and 2008, respectively; before waiver of fees and after earnings credits would have been 1.74%, 1.58%, 1.56%, 1.64% and 1.63% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

44 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
      Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through February 23, 2010, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

 Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common stocks	$242,236,811	$25,816,126	$73,019	$268,125,956
Preferred stocks	–	998,998	–	998,998
Cash equivalents	10,155,020	34,077,000	–	44,232,020

Level 3 Reconciliation:
					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/08	Purchases	Transfers In	Sales	Gain (Loss)(1)	12/31/09

Common stocks	–	$514,743	$74,554	$3	$(516,275)	$73,019

(1)

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2009 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
      Effective May 18, 2009, the Fund pays any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

46 | 2009 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Capital Stock:
      The Fund issued 756,901 and 1,985,915 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2009 and 2008, respectively.
     At December 31, 2009, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
      As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For twelve rolling 36-month periods in 2009, the Fund’s investment performance ranged from 1% to 9% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,490,680 and a net downward adjustment of $523,360 for the performance of the Fund relative to that of the Russell 2000. Additionally, Royce voluntarily waived a portion of its advisory fee ($289,167) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2009, the Fund accrued and paid Royce advisory fees totaling $2,678,153.

Purchases and Sales of Investment Securities:
      For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $64,109,740 and $80,640,194, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary income	–	$2,356,920
Long-term capital gain	–	20,757,478
Return of capital	$5,846,946	6,834,718

	$5,846,946	$29,949,116

The tax character of distributions paid to preferred stockholders during 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary income	$1,009,948	$362,850
Long-term capital gain	–	3,237,150
Return of capital	2,590,052	–

	$3,600,000	$3,600,000

2009 Annual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):

	As of December 31, 2009, tax basis components of distributable earnings included in stockholders’ equity were as follows:

	Capital loss carryforward to 12/31/17	$(35,338,083)
	Unrealized appreciation (depreciation)	54,561,540
	Post October loss*	(1,197,829)
	Accrued preferred distributions	(80,000)

		$17,945,628

*

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, the Fund had $1,197,829 of post October losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2009, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital

$54,791	$(127,750)	$72,959

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2006-2009) and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2009:
	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/08	12/31/08	Purchases	Sales	Gain (Loss)	Income	12/31/09	12/31/09
Deswell Industries*	824,371	$1,096,413	–	$710,000	$(352,375)	$82,888
		$1,096,413			$(352,375)	$82,888

*Not an Affiliated Company at December 31, 2009.

48 | 2009 Annual Report to Stockholders

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2010

2009 Annual Report to Stockholders | 49

Royce Focus Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 99.1%

Consumer Products – 9.0%
Apparel, Shoes and Accessories - 2.6%
†Coach	50,000	$1,826,500
Timberland Company (The) Cl. A [a]	100,000	1,793,000

		3,619,500

Food/Beverage/Tobacco - 3.6%
†Cal-Maine Foods	80,000	2,726,400
Industrias Bachoco ADR	105,000	2,410,800

		5,137,200

Health, Beauty and Nutrition - 1.1%
Nu Skin Enterprises Cl. A	60,000	1,612,200

Sports and Recreation - 1.7%
Thor Industries	75,000	2,355,000

Total (Cost $11,679,432)		12,723,900

Consumer Services – 3.6%
Retail Stores - 3.6%
Buckle (The) [b]	120,000	3,513,600
Men’s Wearhouse (The)	75,000	1,579,500

Total (Cost $4,700,535)		5,093,100

Diversified Investment Companies – 2.1%
Exchange Traded Funds - 2.1%
†UltraShort 20+ Year Treasury
ProShares [a,b]	60,000	3,000,000

Total (Cost $2,655,949)		3,000,000

Financial Intermediaries – 3.0%
Securities Brokers - 2.2%
Knight Capital Group Cl. A [a]	200,000	3,080,000

Other Financial Intermediaries - 0.8%
KKR Financial Holdings	200,000	1,160,000

Total (Cost $5,272,236)		4,240,000

Financial Services – 9.6%
Investment Management - 6.7%
Endeavour Financial [b]	600,000	1,015,442
†Franklin Resources	25,000	2,633,750
†Partners Group Holding	15,000	1,889,238
Sprott	500,000	2,151,360
U.S. Global Investors Cl. A	147,849	1,820,021

		9,509,811

Other Financial Services - 2.9%
†Kennedy-Wilson Holdings [a]	450,770	4,034,391

Total (Cost $14,575,238)		13,544,202

Health – 1.6%
Drugs and Biotech - 1.6%
Endo Pharmaceuticals Holdings [a]	80,000	1,640,800
Lexicon Pharmaceuticals [a]	350,000	595,000

Total (Cost $2,467,903)		2,235,800

	SHARES	VALUE
Industrial Products – 24.4%
Building Systems and Components - 2.7%
Simpson Manufacturing	80,000	$2,151,200
†WaterFurnace Renewable Energy	70,000	1,737,534

		3,888,734

Industrial Components - 2.2%
GrafTech International [a]	200,000	3,110,000

Machinery - 2.8%
Lincoln Electric Holdings	50,000	2,673,000
Woodward Governor	50,000	1,288,500

		3,961,500

Metal Fabrication and Distribution - 9.8%
Kennametal	75,000	1,944,000
†Nucor Corporation	80,000	3,732,000
Reliance Steel & Aluminum	90,000	3,889,800
Schnitzer Steel Industries Cl. A	50,000	2,385,000
Sims Metal Management ADR	100,000	1,950,000

		13,900,800

Miscellaneous Manufacturing - 1.2%
Rational	10,000	1,693,999

Pumps, Valves and Bearings - 2.7%
Gardner Denver	50,000	2,127,500
Pfeiffer Vacuum Technology	20,000	1,676,589

		3,804,089

Specialty Chemicals and Materials - 3.0%
†Mosaic Company (The)	70,000	4,181,100

Total (Cost $22,160,941)		34,540,222

Industrial Services – 7.8%
Commercial Services - 1.2%
Korn/Ferry International [a]	100,000	1,650,000

Engineering and Construction - 1.3%
Jacobs Engineering Group [a]	50,000	1,880,500

Food, Tobacco and Agriculture - 3.4%
Intrepid Potash [a,b]	50,000	1,458,500
Sanderson Farms	80,000	3,372,800

		4,831,300

Transportation and Logistics - 1.9%
†Patriot Transportation Holding [a]	28,762	2,716,859

Total (Cost $10,217,598)		11,078,659

Natural Resources – 30.3%
Energy Services - 12.0%
Ensign Energy Services	150,000	2,151,360
Major Drilling Group International	120,000	3,301,047
Pason Systems	180,000	2,005,068
Tesco Corporation [a]	210,000	2,711,100
Trican Well Service	220,000	2,957,594
Unit Corporation [a]	90,300	3,837,750

		16,963,919

Oil and Gas - 1.4%
†Exxon Mobil	30,000	2,045,700

Precious Metals and Mining - 15.0%
Alamos Gold [a]	150,000	1,801,405

50 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2009

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Allied Nevada Gold [a]	200,000	$3,016,000
†Fresnillo	120,000	1,512,784
Gammon Gold [a]	250,500	2,758,005
Ivanhoe Mines [a]	250,000	3,652,500
Pan American Silver [a]	80,000	1,904,800
†Seabridge Gold [a]	120,000	2,912,400
Silver StandardResources [a]	165,000	3,608,550

		21,166,444

Real Estate - 0.7%
†PICO Holdings [a]	30,000	981,900

Other Natural Resources - 1.2%
†Magma Energy [a]	1,000,000	1,730,650

Total (Cost $30,991,121)		42,888,613

Technology – 7.0%
Aerospace and Defense - 1.0%
Ceradyne [a]	70,000	1,344,700

Semiconductors and Equipment - 2.2%
MKS Instruments [a]	120,000	2,089,200
Sigma Designs [a]	100,325	1,073,478

		3,162,678

Software - 2.2%
†Microsoft Corporation	100,000	3,049,000

Telecommunications - 1.6%
ADTRAN	100,000	2,255,000

Total (Cost $9,257,056)		9,811,378

Miscellaneous [c] – 0.7%
Total (Cost $858,383)		1,015,442

TOTAL COMMON STOCKS
(Cost $114,836,392)		140,171,316

VALUE
REPURCHASE AGREEMENT – 18.6%
State Street Bank & Trust Company,
0.005% dated 12/31/09, due 1/4/10,
maturity value $26,383,015 (collateralized
by obligations of various U.S. Government
Agencies, due 2/1/10, valued at $27,045,000)
(Cost $26,383,000)	$26,383,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0582%)
(Cost $5,226,474)	5,226,474

TOTAL INVESTMENTS – 121.4%
(Cost $146,445,866)	171,780,790

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.7)%	(5,283,762)

PREFERRED STOCK – (17.7)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$141,497,028

†	New additions in 2009.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2009. Total market value of loaned securities at December 31, 2009 was $5,179,883.
[c]	Includes securities first acquired in 2009 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2009 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $146,762,036. At December 31, 2009 net unrealized appreciation for all securities was $25,018,754, consisting of aggregate gross unrealized appreciation of $33,878,472 and aggregate gross unrealized depreciation of $8,859,718. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 51

Royce Focus Trust	December 31, 2009

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)*	$145,397,790
Repurchase agreements (at cost and value)	26,383,000
Receivable for investments sold	4,850,000
Receivable for dividends and interest	177,642
Prepaid expenses and other assets	13,596

Total Assets	176,822,028

LIABILITIES:
Payable for collateral on loaned securities	5,226,474
Payable for investments purchased	3,716
Payable for investment advisory fee	139,197
Payable to custodian for overdrawn balance	4,849,263
Preferred dividends accrued but not yet declared	33,328
Accrued expenses	73,022

Total Liabilities	10,325,000

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$141,497,028

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 19,759,064 shares outstanding (150,000,000 shares authorized)	$129,051,197
Undistributed net investment income (loss)	(1,133,274)
Accumulated net realized gain (loss) on investments and foreign currency	(11,722,986)
Net unrealized appreciation (depreciation) on investments and foreign currency	25,335,424
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share - $7.16)	$141,497,028

*Investments at identified cost (including $5,226,474 of collateral on loaned securities)	$120,062,866
Market value of loaned securities	5,179,883

52 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	Year Ended December 31, 2009

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$2,103,060
Interest	17,929
Securities lending	13,575

Total income	2,134,564

Expenses:
Investment advisory fees	1,365,329
Stockholder reports	76,957
Custody and transfer agent fees	55,122
Professional fees	39,983
Directors’ fees	27,934
Administrative and office facilities	19,960
Other expenses	67,307

Total expenses	1,652,592

Fees waived by investment adviser	(65,753)

Net expenses	1,586,839

Net investment income (loss)	547,725

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(10,515,789)
Foreign currency transactions	14,513
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	60,999,884
Other assets and liabilities denominated in foreign currency	2,311

Net realized and unrealized gain (loss) on investments and foreign currency	50,500,919

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	51,048,644

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$49,548,644
* Net of foreign withholding tax of $60,320.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 53

Royce Focus Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/09	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$547,725	$1,025,652
Net realized gain (loss) on investments and foreign currency	(10,501,276)	4,693,291
Net change in unrealized appreciation (depreciation) on investments and foreign currency	61,002,195	(74,225,556)

Net increase (decrease) in net assets from investment operations	51,048,644	(68,506,613)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(1,500,000)	(240,568)
Net realized gain on investments and foreign currency	–	(1,259,432)

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	49,548,644	(70,006,613)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(76,678)	(1,314,438)
Net realized gain on investments and foreign currency	–	(6,881,428)
Return of capital	(1,674,712)	(662,631)

Total distributions to Common Stockholders	(1,751,390)	(8,858,497)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	1,150,102	5,607,374

Total capital stock transactions	1,150,102	5,607,374

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	48,947,356	(73,257,736)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	92,549,672	165,807,408

End of year (including undistributed net investment income (loss) of $(1,133,274) at 12/31/09 and
$273,411 at 12/31/08)	$141,497,028	$92,549,672

54 | 2009 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF PERIOD	$4.76	$8.92	$9.75	$9.76	$9.75

INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.07	0.15	0.16	0.06
Net realized and unrealized gain (loss) on investments and
foreign currency	2.54	(3.67)	1.12	1.50	1.44

Total investment operations	2.57	(3.60)	1.27	1.66	1.50

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.08)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized gain on investments and foreign currency	–	(0.07)	(0.07)	(0.09)	(0.11)

Total distributions to Preferred Stockholders	(0.08)	(0.08)	(0.09)	(0.10)	(0.12)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	2.49	(3.68)	1.18	1.56	1.38

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.00)	(0.07)	(0.44)	(0.20)	(0.06)
Net realized gain on investments and foreign currency	–	(0.37)	(1.57)	(1.37)	(1.15)
Return of capital	(0.09)	(0.03)	–	–	–

Total distributions to Common Stockholders	(0.09)	(0.47)	(2.01)	(1.57)	(1.21)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.01)	(0.00)	(0.00)	(0.03)
Effect of rights offering	–	–	–	–	(0.13)

Total capital stock transactions	(0.00)	(0.01)	(0.00)	(0.00)	(0.16)

NET ASSET VALUE, END OF PERIOD	$7.16	$4.76	$8.92	$9.75	$9.76

MARKET VALUE, END OF PERIOD	$6.33	$4.60	$8.97	$10.68	$9.53

TOTAL RETURN (a):
Market Value	40.84%	(44.94)%	3.02%	30.50%	3.03%
Net Asset Value	53.95%	(42.71)%	12.22%	16.33%	13.31%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.42%	1.34%	1.32%	1.36%	1.48%
Management fee expense	1.16%	1.13%	1.14%	1.16%	1.21%
Other operating expenses	0.26%	0.21%	0.18%	0.20%	0.27%
Net investment income (loss)	0.49%	0.72%	1.13%	1.54%	0.63%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$141,497	$92,550	$165,807	$158,567	$143,244
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	46%	51%	62%	30%	42%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$166.48	$117.55	$190.81	$183.57	$168.24
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$23.56	$22.89	$24.37	$24.98	$25.38

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.16%, 1.14%, 1.15%, 1.17% and 1.22% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.48% and 1.39% for the years ended December 31, 2009 and 2008, respectively; before waiver of fees and after earnings credits would have been 1.48%, 1.39%, 1.31%, 1.36% and 1.48% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2009 Annual Report to Stockholders | 55

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through February 23, 2010, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At December 31, 2009, officers, employees of Royce & Associates, Fund directors, the Royce retirement plans and other affiliates owned 24% of the Fund.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
      The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:
	Level 1	Level 2	Level 3	Total

Common stocks	$113,531,804	$26,639,512	–	$140,171,316
Cash equivalents	5,226,474	26,383,000	–	31,609,474

Level 3 Reconciliation:
			Realized and
			Unrealized	Balance as of 12/31/09
	Balance as of 12/31/08	Sales	Gain (Loss)(1)

Preferred stocks	$7,285,707	$9,000,000	$1,714,293	–

(1)
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

56 | 2009 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund pays any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2009 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (continued)

Capital Stock:
     The Fund issued 299,149 and 864,595 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2009 and 2008, respectively.
     At December 31, 2009, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce voluntarily waived a portion of its advisory fee ($65,753) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2009, the Fund accrued and paid Royce advisory fees totaling $1,299,576.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $50,803,730 and $58,785,404, respectively.

Distributions to Stockholders:
	The tax character of distributions paid to common stockholders during 2009 and 2008 was as follows:			The tax character of distributions paid to preferred stockholders during 2009 and 2008 was as follows:

	Distributions paid from:	2009	2008	Distributions paid from:	2009	2008
	Ordinary income	$76,678	$1,314,438	Ordinary income	$1,500,000	$240,568
	Long-term capital gain	–	6,881,428	Long-term capital gain	–	1,259,432
	Return of capital	1,674,712	662,631	Return of capital	–	–

		$1,751,390	$8,858,497		$1,500,000	$1,500,000

	As of December 31, 2009, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

	Capital loss carryforward to 12/31/17		$(12,252,785)
	Unrealized appreciation (depreciation)		25,019,254
	Post October loss*		(287,305)
	Accrued preferred distributions		(33,333)

			$12,445,831

*
Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, the Fund had $287,305 of post October losses.

58 | 2009 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2009, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$(377,732)	$(97,396)	$475,128

   Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2006-2009) and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements.

2009 Annual Report to Stockholders | 59

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2010

60 | 2009 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director*, President
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Director*
Age: 55 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or offficer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Richard M. Galkin, Director
Age: 71 | Number of Funds Overseen: 30 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Director**
Age: 75 | Number of Funds Overseen: 30 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Director
Age: 67 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 70 | Number of Funds Overseen: 30 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 64 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 47 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 42 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director
** Retired from the Funds’ Board of Directors effective January 1, 2010.

Eact director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

2009 Annual Report to Stockholders | 61

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of micro-, small- and mid-cap companies, which may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index measures the performance of the smallest 1,000 companies in the Russell 2000. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed equity markets, excluding the U.S. and Canada. The MSCI World ex-U.S.A. Small Core index represents the small-cap segment in the world’s developed equity markets excluding the United States. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Russell Investments and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2010. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2009, filed with the Securities and Exchange Commission.

Change to Fund’s Investment Restrictions
At the December 2-3, 2009 regular meeting of the Board of Directors of Royce Value Trust, the Board approved a change to the Fund’s non-fundamental investment policies reducing the percentage of the Fund’s total assets required to be invested in common stocks and convertible securities from 75% to 65%. Such change is effective May 1, 2010.

62 | 2009 Annual Report to Stockholders

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Value Trust, Inc.
At the 2009 Annual Meeting of Stockholders held on September 23, 2009, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

* Charles M. Royce	64,235,213	1,332,858

* G. Peter O’Brien	64,168,654	1,399,417

** William L. Koke	8,290,443	129,275

** David L. Meister	8,297,589	122,129

*Common Stock and Preferred Stock voting together as a single class.
**Preferred Stock voting as a separate class.

Royce Micro-Cap Trust, Inc.
At the 2009 Annual Meeting of Stockholders held on September 23, 2009, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

* Charles M. Royce	25,715,712	707,676

* G. Peter O’Brien	25,615,917	807,471

** William L. Koke	2,213,076	88,364

** David L. Meister	2,180,064	121,376

*Common Stock and Preferred Stock voting together as a single class.
**Preferred Stock voting as a separate class.

Royce Focus Trust, Inc.
At the 2009 Annual Meeting of Stockholders held on September 23, 2009, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

* Charles M. Royce	16,512,734	302,507

* G. Peter O’Brien	14,903,285	1,911,956

** Stephen L. Isaacs	948,560	7,373

** David L. Meister	948,560	7,373

*Common Stock and Preferred Stock voting together as a single class.
**Preferred Stock voting as a separate class.

2009 Annual Report to Stockholders | 63

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64 | This page is not part of the 2009 Annual Report to Stockholders

Cultural Issues

An important element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current.

Every company has a culture. That is, every company develops certain distinct, if not distinctive, ways of doing business, handling employees, looking at the wider world, etc. Some of this is related to a company’s size. For example, our own field of asset management boasts some very well known, very large organizations that offer a vast menu of financial services to complement their expertise in mutual fund management. Although their businesses and ours share extensive common ground, their corporate cultures would tend to be vastly different from our own here at Royce.
      As a smaller company, our culture remains distinctly entrepreneurial, which we can trace back to our roots as a firm that initially consisted of Chuck Royce and a small handful of people in the early ’70s. Even today, with more than 30 investment professionals and a little more than 100 people employed overall, we are still very much on the small side as companies go, and as a result, we happily retain our entrepreneurial bent.
      Another element of our culture comes from being contrarians. Throughout our 35-plus years as small-cap value investors, we have typically swum against the current. Our disciplined approach generally has us buying when most others are selling and vice versa. We also focus very closely on risk. In most of our funds, we are at least as interested in preserving capital as we are in making it grow. In addition, we have a long-term time horizon, seeking strong absolute returns over three-year periods or longer. Finally, our work is centered on small-cap investing. We have broadened the market cap range to include mid-cap stocks in some portfolios over the last few years, but the vast majority of our net assets remain invested in companies with market capitalizations less than $2.5 billion.
     Each of these core tenets has contributed to how we think about our goals as a business, and each has exerted some influence on the development of our culture. For example, we look to hire people who we think will fit well with our culture, one that, in addition to the traits already described, is professional and collegial. True to our nature as contrarians, we often seek talented professionals when others are not—most recently during 2009, when most of our peers were contracting in size. When bringing new people into the firm, we ask ourselves, “How is this person likely to work out over the long run?” We look less to meet immediate needs but instead try to fill what we see as long-term roles, trying to find people capable of the kind of thinking that can improve and evolve our investment practice.
     When we began in earnest to increase the size of our investment staff in 1998, our first moves were to bring in portfolio managers Buzz Zaino and Charlie Dreifus, two highly friendly competitors of Chuck’s with a similar level of experience and capability in the small-cap world. They in turn were drawn to our singular focus on small-cap stocks and value investing. Each came to us from larger firms in which small-cap investing was part of a much larger investment picture.
      Yet shortly before this, our current Co-Chief Investment Officer, Whitney George, was beginning to assume greater portfolio management responsibilities. We liked both the long years of experience that Buzz and Charlie brought as much as the promise and fresh outlook that Whitney’s relative youth provided. In both cases, we were thinking mostly of the long-term well-being of the firm and the ongoing improvement of our small-cap value approach.
     We obviously think very highly of professionals with the quality of experience that Buzz and Charlie brought. However, we were equally confident in the talent (and potential) of relatively younger professionals, such as Jenifer Taylor, Jay Kaplan, Chip Skinner and David Nadel, who have also joined our firm. They embrace our contrarian habits and our singular devotion to small-cap value investing. All of our talented staff will continue to play significant roles in keeping our entrepreneurial culture the unique force that we believe it to be.

This page is not part of the 2009 Annual Report to Stockholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $99 million invested in The Royce Funds.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2.     Code(s) of Ethics.    As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.     Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2009 - $26,600
Year ended December 31, 2008 - $27,100

(b)	Audit-Related Fees:
Year ended December 31, 2009 - $1,500 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2008 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2009 - $6,750 - Preparation of tax returns
Year ended December 31, 2008 - $6,500 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2009 - $0
Year ended December 31, 2008 - $0

(e)(1)       Annual Pre-Approval:    On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                 If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                  Interim Pre-Approval:    If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2009 - $8,250
Year ended December 31, 2008 - $8,000

(h)	No such services were rendered during 2009 or 2008.

Item 5.     Audit Committee of Listed Registrants.   The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6.     Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material.    Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian

Voting of Proxies.    Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest.    The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping.    A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure.    Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:
-

The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com .

-

Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2009)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Vice President and Portfolio Manager of the Registrant	Since July 2002	Co-Chief Investment Officer, Managing Director and Vice
   President of Royce & Associates, LLC (“Royce”),
   investment adviser to the Registrant; Vice President of the
   Registrant, Royce Value Trust, Inc., Royce Micro-Cap
   Trust, Inc., Royce Focus Trust, Inc., The Royce Fund and
Royce Capital Fund (collectively, “The Royce Funds”).

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2009)

Other Accounts
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	10	$15,075,847,613	1	$9,116,884
Private pooled investment vehicles	3	$342,210,000	1	$111,412,000
Other accounts*	1	$22,539,110	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
                 The fact that the Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

                  As described below, there is a revenue-based component of the Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Manager also receives Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, the Portfolio Manager receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

                  Also, as described above, the Portfolio Manager generally manages more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. One registered investment company account, Royce Global Select Fund, for which the Portfolio Manager serves as Assistant Portfolio Manager, pays Royce a performance-based fee.

                 Finally, conflicts of interest may arise when the Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

                  Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2009)

                  Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Portfolio Manager, receives from Royce a base salary, Performance-Related Variable Compensation, Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, the Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. The Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-

PERFORMANCE-RELATED VARIABLE COMPENSATION. The Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he is being compensated, determined with reference to each of the registered investment company and other client accounts he is managing. The Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2009 there were 333 such Funds tracked by Morningstar), 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by the Portfolio Manager, and to Royce Select Funds, is not subject to performance-related adjustment.

                  Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. The Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.

-

BENEFIT PACKAGE. The Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, the Portfolio Manager may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of the Portfolio Managers’ overall compensation.

                  The Portfolio Manager, in addition to the above-described compensation, also receives variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of the Portfolio Manager’s compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2009)

                  The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned
Over $1,000,000

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not Applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.   Not Applicable.

Item 11.   Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.   Exhibits.     Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

                 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE FOCUS TRUST, INC.

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE FOCUS TRUST, INC.		ROYCE FOCUS TRUST, INC.

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 3, 2010		Date: March 3, 2010